SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:

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[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

ECOS GROUP, INC., an administratively dissolved Colorado corporation, dissolved in 1997
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         0-11.

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

                                ECOS Group, Inc.

                          14505 Commerce Way, Suite 400
                           Miami Lakes, Florida 33016
                                 (305) 374-8300

                    Notice of Special Meeting of Shareholders
                    To Be Held on Tuesday, February 22, 2000

To the Shareholders of ECOS Group, Inc.:

         This notice is to notify you of a special meeting of shareholders of ECOS Group, Inc., an administratively dissolved Colorado corporation, dissolved in 1997.

         When:    Tuesday, February 22, 2000 at 2:00 p.m., Eastern time.

         Where:   14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016

         Why:     To consider and vote on the following proposals:

                  (1) to approve a change in ECOS Group, Inc.'s state of incorporation from Colorado to Florida by means of a merger of ECOS Group, Inc. with and into a wholly-owned subsidiary; and

                  (2) to transact such other business as may be properly come before the special meeting of shareholders and any adjournments thereof.

         ONLY SHAREHOLDERS OF RECORD WHO OWNED SHARES OF ECOS GROUP, INC. COMMON STOCK AT THE CLOSE OF BUSINESS ON JANUARY 31, 2000 ARE ENTITLED TO VOTE AT THE SPECIAL MEETING. UNDER COLORADO LAW, SUCH SHAREHOLDERS, AS WELL AS SHAREHOLDERS WHO OWNED SHARES OF ECOS GROUP, INC. SERIES B CONVERTIBLE PREFERRED STOCK ON THAT DATE, MAY BE ENTITLED TO ASSERT DISSENTERS' RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT IN CONNECTION WITH THE REINCORPORATION OF ECOS GROUP, INC. FROM COLORADO TO FLORIDA. YOU CAN FIND A COPY OF ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT IN APPENDIX "D" OF THE ACCOMPANYING PROXY STATEMENT. HOWEVER, THE AGREEMENT AND PLAN OF MERGER PROVIDES THAT EVEN IF THE REINCORPORATION PROPOSAL IS APPROVED, THE REINCORPORATION BY MERGER MAY NOT BE COMPLETED IF ANY HOLDER OF OUTSTANDING SHARES OF ECOS GROUP, INC. COMMON STOCK OR SERIES B CONVERTIBLE PREFERRED STOCK EXERCISES HIS OR HER DISSENTERS' RIGHTS TO OBTAIN THE FAIR VALUE OF HIS OR HER SHARES IN CASH. IF THE REINCORPORATION BY MERGER IS NOT COMPLETED, WE MUST LIMIT OUR ACTIVITIES TO DISSOLVING ECOS GROUP, INC.

         SHAREHOLDERS OF ECOS GROUP, INC. COMMON STOCK ARE BEING ASKED TO PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ECOS GROUP, INC.'S TRANSFER AGENT, CORPORATE STOCK TRANSFER, INC. ATTENTION: PROXY DEPARTMENT, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,
                                             ECOS Group, Inc.

                                             By: Timothy R. Gipe
                                                 Secretary

Dated: February 9, 2000

                                ECOS Group, Inc.

                          14505 Commerce Way, Suite 400
                           Miami Lakes, Florida 33016
                                 (305) 374-8300

                            -------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TUESDAY, FEBRUARY 22, 2000

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

         This proxy statement is being mailed on or about February 10, 2000 to the shareholders of ECOS Group, Inc., an administratively dissolved Colorado corporation, dissolved in 1997. This proxy statement is being mailed in connection with the solicitation of proxies by the Board of Directors from the holders of shares of ECOS Group common stock for use at the special meeting of shareholders of ECOS Group. The meeting will be held at 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016 on Tuesday, February 22, 2000 at 2:00 p.m., Eastern time.

         The meeting has been called for the following purposes:

                  (1) to approve a change in ECOS Group's state of incorporation from Colorado to Florida by means of a merger of ECOS Group with and into a wholly-owned subsidiary; and

                  (2) to transact such other business as may be properly come before the special meeting of shareholders and any adjournments thereof.

         SHAREHOLDERS OF RECORD ARE BEING ASKED TO VOTE "FOR" OR "AGAINST" THE PROPOSALS SET FORTH ABOVE.

         Only common stock shareholders of record at the close of business on January 31, 2000 are entitled to vote at the special meeting and any adjournments. Each share of common stock is entitled to one vote. On the record date, we had 31,021,860 shares of common stock, $.012 par value per share, issued and outstanding. On the record date, directors and officers beneficially owned 8,236,308 shares of common stock, excluding 6,786,308 shares that may be acquired upon the exercise of warrants. This represents 27% of the voting stock. These parties have indicated that they intend to vote for the reincorporation proposal. Approval of the proposal to reincorporate ECOS Group in Florida must be approved by a majority of all of the shares entitled to vote on this matter at the special meeting.

         The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices indicated on the proxy. A valid proxy will be voted "FOR" the reincorporation proposal listed on the proxy unless otherwise indicated on such proxy. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote them on the reincorporation proposal without instructions.

                               SUMMARY TERM SHEET



o TIME AND PLACE OF MEETING (SEE Notice of Special Meeting         o DISSENTERS' RIGHTS (SEE PAGES 22-23): Common stock
  of Shareholderss above): Tuesday, February 22, 2000 at             shareholders who do not vote "For" the reincorporation,
  2:00 p.m., Eastern time, at 14505 Commerce Way, Suite 400,         and who follow the procedures discussed later in this
  Miami Lakes, Florida 33016.                                        proxy statement, may receive the fair value of their
                                                                     shares in cash. Series B Convertible Preferred
o RECORD DATE (SEE PAGE 1): You can vote at the special              Stockholders who follow the procedures discussed later in
  meeting if you owned ECOS Group common stock at the close          this proxy statement, may receive the fair value of their
  of business on January 31, 2000.                                   shares in cash. However, the agreement and plan of merger
                                                                     provides that even if the reincorporation proposal is
o PROPOSAL TO BE VOTED ON (SEE PAGE 5): We are proposing to          approved, the reincorporation by merger may not be
  change ECOS Group's state of incorporation from Colorado           completed if any holder of outstanding shares of ECOS
  to Florida by merging with our wholly-owned subsidiary,            Group common stock or Series B Convertible Preferred Stock
  which is a Florida corporation. We refer to this as the            exercises his or her dissenters' rights to obtain the fair
  reincorporation proposal.                                          value of his or her shares in cash. If the reincorporation by merger is not completed, we must limit our activities
o WHAT YOU WILL RECEIVE IN THE REINCORPORATION (SEE PAGES            to dissolving ECOS Group.
  6-7): Each of your shares of common stock of ECOS Group
  will automatically be converted into one share of common         o EFFECTS OF APPROVING THE REINCORPORATION (SEE PAGE 6):
  stock of the Florida corporation. You do not need to               Only the state of incorporation of ECOS Group will change
  exchange your existing stock certificates for stock                from Colorado to Florida. The reincorporation will not
  certificates of the Florida corporation. After the                 change our name, business, location of our principal
  reincorporation is completed, you may request new stock            executive offices, assets, liabilities or net worth. Our
  certificates, if you wish.                                         current directors and officers will become the directors
                                                                     and officers of the Florida corporation.
o RECOMMENDATION OF THE BOARD OF DIRECTORS (SEE PAGE 5): The
  board of directors recommends that you vote "For" the            o EFFECT OF NOT APPROVING THE REINCORPORATION (SEE PAGES
  reincorporation proposal.                                          5-6): If common stock shareholders do not approve the
                                                                     reincorporation proposal, we must limit our activities to
o OUR REASONS FOR THE REINCORPORATION (SEE PAGES 5-6): The           dissolving our company.
  primary reasons for the reincorporation in Florida are:
  (1) we maintain our executive offices in Florida and             o VOTING OF SHARES HELD IN "STREET NAME" (SEE PAGE 1): Your
  conduct the majority of our business in Florida; and (2)           broker will not be permitted to vote your shares held in
  ECOS Group has been administratively dissolved in Colorado         street name on the reincorporation proposal. You should,
  and the deadline for being able to apply for reinstatement         therefore, be sure to provide your broker with
  as a Colorado corporation has expired.                             instructions on how to vote your shares. If you do not
                                                                     give voting instructions to your broker, you will not be
o VOTE REQUIRED (SEE PAGES 1-2): A majority of the shares of         counted as voting for purposes of the reincorporation
  ECOS Group common stock, voting in person or by proxy, is          proposal unless you appear in person at the special
  required to approve the reincorporation proposal. If you           meeting.
  fail to vote your shares, it will count as a vote against
  the reincorporation proposal.                                    o EFFECT OF THE REINCORPORATION ON THE TRADING OF OUR COMMON
                                                                     STOCK (SEE PAGE 6): Our common stock will continue to
o HOW TO VOTE YOUR SHARES (SEE Notice of Special Meeting of          trade on the Over the Counter Bulletin Board under the
  Shareholderss above): Mail your signed proxy card in the           symbol ECOS after the reincorporation is completed.
  enclosed return envelope as soon as possible, so that your
  shares may be represented at the special meeting. In order       o TAX EFFECTS OF THE REINCORPORATION (SEE PAGE 21): The
  to assure that your vote is obtained, please give us your          reincorporation is tax-free to shareholders and ECOS
  proxy even if you currently plan to attend the special             Group.
  meeting in person.
                                                                   o CHANGE IN SHAREHOLDER RIGHTS (SEE PAGES 7-20): After the
o HOW TO REVOKE YOUR PROXY (SEE PAGE 1): To revoke your              merger, the rights of all shareholders will be governed by
  proxy, you may send a written notice to the Secretary of           Florida law, and by the Florida corporation's articles of
  ECOS Group stating that you would like to revoke your              incorporation and bylaws. The articles of incorporation
  proxy, execute a later dated proxy, or attend the special          and bylaws of the Florida corporation will be
  meeting and vote in person.                                        substantially the same as those of ECOS Group.

                                                                   o QUESTIONS ABOUT THE REINCORPORATION: If you have questions about the reincorporation, you may contact Charles C.
                                                                     Evans at (305) 374-8300.



                                 Proxy Statement

                                Table of Contents

                                                                                                               PAGE
Voting Matters ................................................................................................   1
     Record Date ..............................................................................................   1
     Proxy and Voting Procedures ..............................................................................   1
     Quorum and Votes Required ................................................................................   1
     Solicitation Procedures ..................................................................................   2
     Security Ownership of Certain Beneficial Owners and Management ...........................................   3

Proposal 1 ....................................................................................................   5
     Reincorporation of ECOS Group as a Florida Corporation ...................................................   5
     Reasons for Proposed Reincorporation in Florida ..........................................................   5
     No Change in Name, Business or Physical Location .........................................................   6
     The Florida Corporation ..................................................................................   6
     The Agreement and Plan of Merger .........................................................................   6
     Comparison of Shareholder Rights before and after Reincorporation ........................................   7
     Possible Disadvantages of a Change in Domicile ...........................................................  20
     Tax Consequences of the Merger ...........................................................................  21
     Securities Act Consequences ..............................................................................  21

Rights of Dissenting Shareholders .............................................................................  22
     Actions to Be Taken Before the Meeting ...................................................................  22
     Actions to Be Taken Upon or After Approval of the Reincorporation ........................................  22

Effective Date ................................................................................................  24

Other Matters .................................................................................................  24
     Proposals for 2000 Annual Meeting ........................................................................  24

Forward Looking Statements and Information ....................................................................  24

Appendix A:  Agreement and Plan of Merger ..................................................................... A-1

Appendix B:  Articles of Incorporation of ECOS Group/Florida, Inc. ............................................ B-1

Appendix C:  Bylaws of ECOS Group/Florida, Inc. ............................................................... C-1

Appendix D:  Article 13, Dissenters' Rights ................................................................... D-1


                                 VOTING MATTERS

RECORD DATE

     Only common stock shareholders of record at the close of business on January 31, 2000 are entitled to vote at the special meeting and any adjournments. This date is the record date. These shareholders are entitled to cast one vote for each share of ECOS Group common stock they own on the record date. On the record date, we had 31,021,860 shares of common stock, $.012 par value per share, issued and outstanding. In addition to the common stock outstanding, on the record date we also had 1,000,000 shares of Series B Convertible Preferred Stock, $.001 par value per share, issued and outstanding. The Series B Convertible Preferred Stock are convertible, subject to an earn-out formula, into a maximum of 10,000,000 shares of common stock. ECOS Group has not achieved the earnings threshold required to trigger conversion of the Series B Convertible Preferred Stock into shares of our common stock. The holders of Series B Convertible Preferred Stock are not entitled to vote upon any matters at the special meeting. However, under Colorado law, the holders of Series B Convertible Preferred Stock at the close of business on January 31, 2000 are entitled to notice of the special meeting and to exercise dissenters' rights in connection with the reincorporation of ECOS Group from Colorado to Florida.

PROXY AND VOTING PROCEDURES

     The proxy enables a shareholder of ECOS Group common stock to vote on the proposals covered by this proxy statement. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices indicated on the proxy. A shareholder of ECOS Group common stock may revoke the proxy prior to its use by delivering a written notice to the Secretary of ECOS Group, by executing a later dated proxy or by attending the special meeting and voting in person. A valid proxy will be voted "FOR" the reincorporation proposal listed on the proxy unless otherwise indicated on such proxy. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote them on the reincorporation proposal without instructions.

QUORUM AND VOTES REQUIRED

     Under our bylaws, the quorum necessary to conduct business at the special meeting consists of the holders of one-third of the shares entitled to vote at the special meeting, represented in person or by proxy. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies.

     Under Article 7-117-101 of the Colorado Business Corporation Act, the current proposal to reincorporate ECOS Group by means of a merger with a wholly-owned Florida subsidiary would ordinarily require the approval of two-thirds of all of the shares entitled to vote on the matter. This is the voting requirement imposed by the statute for corporations, such as ECOS Group, which were in existence prior to the time the Colorado Business Corporation Act became effective on July 1, 1994. However, the statute provides an exception from the two-thirds voting requirement for corporations which already contained a provision in their articles of incorporation establishing a different voting requirement in order to obtain shareholder approval for mergers and other significant corporate transactions. Since our incorporation in April 1987, our articles of incorporation have contained a provision which says that any action to be taken by shareholders of the company may be taken by the vote of a majority of all of the shares entitled to vote on such action whenever the Colorado corporate statute called for a two-thirds vote instead. This same provision was also contained in our restated articles of incorporation of February 1994. For this reason, the proposal to reincorporate ECOS Group in Florida must be approved by a majority of all of the shares entitled to vote on this matter at the special meeting. However, the agreement and plan of merger provides that even if the reincorporation proposal is approved, the reincorporation by merger may not be completed if any holder of outstanding shares of ECOS Group common stock or Series B Convertible Preferred Stock exercises his or her dissenters' rights to obtain the fair value of his or her shares in cash. If the reincorporation by merger is not completed, we must limit our activities to dissolving ECOS Group.

     On the record date, directors and officers beneficially owned 8,236,308 shares of common stock, excluding 6,786,308 shares that may be acquired upon the exercise of warrants. This represents 27% of the voting stock. These parties have indicated that they intend to vote for the reincorporation proposal.

     Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the special meeting in order to determine a quorum, but will not be counted as votes cast in favor of the reincorporation proposal. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the reincorporation. The term broker "not-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the special meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

     Proxies will be solicited primarily by mail; however, our employees may also solicit proxies in person or otherwise. We will not pay employees for these services. We are requesting certain holders of record, including brokers, custodians and nominees, to distribute proxy materials to beneficial owners and to obtain the beneficial owners' instructions concerning the voting of proxies. We will pay all costs of the proxy solicitation, and will reimburse brokers and other persons for the expenses they incur in sending proxy materials to beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Of the 75,000,000 shares of ECOS Group common stock authorized, there were approximately 29,418,334 shares of ECOS Group common stock outstanding and approximately 348 holders of record as of January 15, 2000. There were also 10,024,334 warrants and 100,000 options outstanding as of January 15, 2000. There were 1,000,000 shares of the ECOS Group Series B Convertible Preferred Stock outstanding and five holders of record as of January 15, 2000. The Series B Convertible Preferred Stock are convertible, subject to an earn-out formula, into a maximum of 10,000,000 shares of common stock. ECOS Group has not achieved the earnings threshold required to trigger conversion of the Series B Convertible Preferred Stock into shares of our common Stock. All of the Series B Convertible Preferred Stock will automatically expire and be canceled if not converted on or before the date we file our consolidated financial statements on Form 10-KSB for the fiscal year ended March 31, 2000. The voting rights of the Series B Convertible Preferred Stock are limited, except as otherwise required by law, to the election of six of our directors to be designated as Series B directors.

     The following table sets forth certain information, as of January 15, 2000, regarding our shares owned of record or beneficially by (i) each shareholder who is known by us to beneficially own in excess of 5% of the outstanding shares of our common stock or of our Series B Convertible Preferred Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.


                                                                                   SERIES B CONVERTIBLE PREFERRED
                                                   COMMON STOCK                                STOCK
                                                                   % OF                                    % OF
NAME AND ADDRESS(1)                       NUMBER OF SHARES       CLASS(2)         NUMBER OF SHARES        CLASS
-------------------------------------   --------------------   ------------      ------------------    ------------
Enrique A. Tomeu (3).................         2,022,277            6.87%                   --                 --

Strategica Capital Corporation (4)...         2,460,193            7.72%                   --                 --

Sam Klein (5)                                 2,666,667            9.06%                   --                 --

Evans Environmental & Geological
Science & Management, Inc.(6)........                --               --              633,365             63.34%

Michael Klein (7)....................                --               --              275,880             27.59%

Wendell R. Anderson(8)...............           803,846            2.70%                   --                 --
Director

Luis De La Cruz(9)...................           511,538            1.73%                   --                 --
Director

Leon S. Eplan(10)....................           942,308            3.16%                   --                 --
Director

Charles C. Evans (11)................         6,489,846           20.10%                   --                 --
Chairman of the Board of Directors
and Chief Executive Officer

Joseph F. Startari(12)...............           496,154            1.67%                   --                 --
Director

Timothy Gipe (13)....................         5,778,924           18.03%                   --                 --
Director and Secretary

All Directors, Executive Officers as
a Group (6 persons)(14)..............        15,022,616           41.49%                   --                 --

---------------

(1) The address for our directors and executive officers is 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016.

(2) Pursuant to rules of the Securities and Exchange Commission, shares of our common stock subject to options, warrants, rights or conversion privileges held by our directors and executive officers that are exercisable within 60 days of January 15, 2000 are deemed outstanding for purposes of computing the director's or executive officer's beneficial ownership and the beneficial ownership of all executive officers and directors as a group.

(3) Includes 122,277 shares of common stock owned of record by Mr. Tomeu's mother as to which shares Mr. Tomeu disclaims beneficial ownership. The address of the reporting person is 1000 Southern Blvd., Ste. 300, West Palm Beach, Florida, 33405.

(4) Includes (i) 175,000 shares of common stock issuable under warrants granted to a predecessor corporation and (ii) 761,731 shares of Series A Convertible Preferred Stock issuable under warrants. The shares of Series A Convertible Preferred Stock are convertible into 2,285,193 shares of common stock. The address of the reporting person is 1221 Brickell Avenue, Ste 2600, Miami, Florida, 33131.

(5) The address of the reporting person is 100 Southern Boulevard, Suite 300, West Palm Beach, Florida 33405.

(6) Evans Environmental & Geological Science & Management, Inc. is a wholly-owned subsidiary of ECOS Group. The address of the reporting person is 2601 South Bayshore Drive, Suite 1600, Miami, Florida 33133.

(7) The address of the reporting person is 100 Shoreline Highway, Suite A190, Mill Valley, California 94941.

(8)      Includes 376,923 shares of common stock issuable under warrants.

(9)      Includes 230,769 shares of common stock issuable under warrants.

(10)     Includes 446,154 shares of common stock issuable under warrants.

(11)     Includes 2,869,923 shares of common stock issuable under warrants.

(12)     Includes 223,077 shares of common stock issuable under warrants.

(13)     Includes 2,639,462 shares of common stock issuable under warrants.

(14) Includes 6,786,308 shares of common stock issuable under warrants referenced in footnotes (8) to (13) above.

                                   PROPOSAL 1

             REINCORPORATION OF ECOS GROUP AS A FLORIDA CORPORATION

     At the special meeting, shareholders of ECOS Group common stock will be asked to vote upon the reincorporation of ECOS Group, which presently is a Colorado corporation, as a Florida corporation. ECOS Group will be merged with and into ECOS Group/Florida, Inc., a wholly owned subsidiary organized under Florida law, with ECOS Group/Florida, Inc. becoming the surviving corporation. We sometimes refer to ECOS Group/Florida, Inc. as the Florida corporation. The Florida corporation's principal executive office is located at 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016, and its telephone number is (305) 374-8300.


     Effective January 19, 2000, the Board of Directors approved the reincorporation proposal pursuant to the terms of the agreement and plan of merger, which is attached as Appendix "A," by which ECOS Group will be merged with and into ECOS Group/Florida, Inc. Shareholders of ECOS Group common stock are being requested to consider and approve the reincorporation proposal. We have summarized the material terms of the agreement and plan of merger below. This summary is subject to and qualified in its entirety by reference to the text of the agreement and plan of merger itself. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the reincorporation proposal.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO REINCORPORATE FROM COLORADO TO FLORIDA PURSUANT TO THE TERMS SET FORTH IN THE AGREEMENT AND PLAN OF MERGER.

REASONS FOR PROPOSED REINCORPORATION IN FLORIDA

     We are requesting approval from the shareholders of ECOS Group common stock for the proposal to change the state of incorporation of ECOS Group from Colorado to Florida pursuant to the terms set forth in the agreement and plan of merger. The primary reason for the change in the state of incorporation is because we believe reincorporation from Colorado to Florida is consistent with our philosophy of maintaining a positive corporate presence in Florida. We maintain our principal executive and administrative offices in Miami Lakes, Florida. Moreover, the majority of our business activities are located in Florida. In addition, we believe that reincorporation is appropriate at this time because ECOS Group has been administratively dissolved under Colorado law as we did not file our Annual Report for the years 1996 and 1997. In Colorado, unlike in Florida, a corporation that has been administratively dissolved can only be reinstated within two years of its dissolution.

     Our status as a corporation that has been administratively dissolved does not effect our corporate existence. However, the types of activities that we can engage in are limited to those activities that are in furtherance of our dissolution. Our administrative dissolution in Colorado has not impacted our business operations because we are a holding company, and our business operations are conducted through our subsidiary, Evans Environmental & Geological Science & Management, Inc., which is a corporation in good standing in Florida.

     The Secretary of State of Colorado has informed us that a merger with a subsidiary would be an appropriate activity in furtherance of our dissolution in Colorado.

     We believe that rather than reincorporating in Colorado, a state in which we have no operations, we should incorporate in Florida. We believe that the Florida Business Corporation Act ("FBCA") will meet our business needs, and that the Colorado Business Corporation Act ("CBCA") does not offer corporate law advantages sufficient to warrant maintaining a Colorado domicile when in fact our business offices are located in Florida and most of our business activities are conducted in Florida. The FBCA is a modern, comprehensive and flexible statute based on the Revised Model Business Corporation Act.

     If the reincorporation proposal is not approved at the special meeting, we will be limited in our operations to engaging in activities that are in furtherance of our dissolution, including: collecting our assets; disposing of properties that will not be distributed to our shareholders; discharging liabilities; distributing our remaining assets among our shareholders; and taking other actions necessary to wind up and liquidate our business and affairs.

NO CHANGE IN NAME, BUSINESS OR PHYSICAL LOCATION

     The proposed merger will effect a change in the legal domicile of ECOS Group and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our name, business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our management, including all directors and officers, will remain the same after the merger and will assume identical positions with the Florida corporation. Our common stock will continue to trade without interruption on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol ECOS.

THE FLORIDA CORPORATION

     The Florida corporation that will be the surviving corporation was incorporated under the FBCA on February 3, 2000, exclusively for the purpose of merging with ECOS Group. Prior to the merger, the Florida corporation will have no material assets or liabilities and will not have carried on any business.

     The Florida corporation's articles of incorporation and bylaws are substantially identical to the current articles of incorporation and bylaws of ECOS Group, except for statutory references necessary to conform to the FBCA and other differences attributable to the differences between the FBCA and the CBCA. A copy of the Florida corporation's articles of incorporation and bylaws are attached as Appendix "B" and Appendix "C", respectively.

THE AGREEMENT AND PLAN OF MERGER

     The agreement and plan of merger provides that ECOS Group will merge with and into the Florida corporation, with the Florida corporation then becoming the surviving corporation. The Florida corporation will assume all assets and liabilities of ECOS Group, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the board of directors and officers of the Florida corporation for identical terms of office. The Florida corporation will also assume the name of "ECOS Group, Inc." in the merger.

     The agreement and plan of merger has been unanimously approved by our Board of Directors. If approved by the shareholders of ECOS Group common stock, it is anticipated that the merger will become effective immediately upon the later of the filing of articles of merger with the Secretary of State of Colorado in accordance with Article 7-111-105 of the CBCA and the filing of articles of merger with the Department of State of Florida in accordance with Section
607.1105 of the FBCA. However, the agreement and plan of merger may be terminated and abandoned by action of the respective Boards of Directors of ECOS Group and ECOS Group/Florida, Inc. at any time prior to the effective date of the merger, whether before or after approval by the shareholders of either or both companies. Moreover, the agreement and plan of merger is subject to the condition that no holders of the outstanding shares of ECOS Group common stock or Series B Convertible Preferred Stock exercises dissenters' rights pursuant to
Article 113 of the CBCA. If any holders of the outstanding shares of ECOS Group common stock or Series B Convertible Preferred Stock exercise dissenters' rights, ECOS Group and/or ECOS Group/Florida, Inc. may (i) terminate the agreement and plan of merger or (ii) proceed with the consummation of the merger.

     Upon the effective date of the merger, each share of our issued and outstanding common stock will automatically be converted into one fully paid and nonassessable share of common stock, $.012 par value per share, of the Florida corporation. Each currently outstanding stock option, stock warrant, convertible preferred stock and other right to subscribe for or purchase our shares automatically will be converted into the same right to subscribe for or purchase the same number of shares of the Florida corporation's common stock. We do not intend to issue new stock certificates to shareholders of record upon the effective date of the merger. Instead, each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of the Florida corporation after the effective date of the merger.

     We anticipate that delivery of existing certificates of our common stock will constitute "good delivery" of shares of common stock of the Florida corporation in transactions on the Over the Counter Bulletin Board of the National Association of Securities Dealers after the merger.

     PLEASE NOTE: Shareholders need not exchange their existing stock certificates for stock certificates of the Florida corporation. However, after consummation of the merger, any shareholders desiring new stock certificates representing common stock of the Florida corporation may submit their existing stock certificates to Corporate Stock Transfer, Inc., the surviving corporation's transfer agent for cancellation, and obtain new certificates.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER REINCORPORATION

     We are incorporated in the State of Colorado, and the surviving corporation in the merger is incorporated in the State of Florida. Our shareholders, whose rights are currently governed by the CBCA and our articles of incorporation and bylaws, will, upon consummation of the merger, become shareholders of the Florida corporation and their rights will be governed by the FBCA and the articles of incorporation and bylaws of the Florida corporation.


     The following is a summary of the material differences between (a) the CBCA and our current articles of incorporation and bylaws and (b) the FBCA and the articles of incorporation and bylaws of the Florida corporation. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the FBCA and the articles of incorporation and bylaws of the Florida corporation.



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
                                                        AUTHORIZED STOCK

The authorized capital stock of ECOS Group currently               The authorized capital stock of ECOS Group/Florida, Inc.
consists of (i) 75,000,000 shares of common stock, $.012 par       currently consists of (i) 75,000,000 shares of common stock,
value per share; and (ii) 5,000,000, shares of preferred           $.012 par value per share; and (ii) 5,000,000, shares of
stock, $.001 par value per share, of which 1,200,000 shares        preferred stock, $.001 par value per share, of which
have been designated Series A Convertible Preferred Stock          1,200,000 shares have been designated Series A Convertible
and 1,000,000 have been designated Series B Convertible            Preferred Stock and 1,000,000 have been designated Series B
Preferred Stock.                                                   Convertible Preferred Stock.

                                                   SIZE OF BOARD OF DIRECTORS

The CBCA requires that the number of directors be fixed by         The FBCA provides that the number of directors be specified
or in accordance with the bylaws. The CBCA permits either          or fixed in accordance with the articles of incorporation or
the board of directors or the shareholders to amend the            the bylaws. The number of directors may be increased or
provision in the bylaws that establishes the number of             decreased from time to time by amendment to, or in the
directors, although a bylaw adopted by the shareholders            manner provided in, the articles of incorporation or the
fixing the size of the board might prohibit further                bylaws.
amendment by the directors.


Presently, our Board of Directors consists of six members          Presently, the initial board of directors of the Florida
and our bylaws provide that the number could be changed by         corporation  consists of two directors. After the merger, all
the directors, provided that the number of directors may           six members of our current Board of Directors will become the
never be less than three.                                          directors of the Florida corporation. The bylaws of the
                                                                   Florida corporation




                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
                                                                   contain the same provision as our current bylaws concerning changes to the number of directors.

                                                 CUMULATIVE VOTING FOR DIRECTORS

Under the CBCA, there is cumulative voting in the election         Under the FBCA, cumulative voting is not available
of directors unless it is prohibited in the articles of            unless provided in the corporation's articles of
incorporation.                                                     incorporation.

Our articles of incorporation do not permit cumulative             The articles of incorporation of the Florida corporation
voting.                                                            also do not permit cumulative voting.

                                                      REMOVAL OF DIRECTORS


The CBCA provides that shareholders may remove directors           The FBCA contains the same provisions governing the removal
with or without cause at a meeting expressly called for that       of directors.
purpose by a vote of the holders of a majority of shares
entitled to vote at an election of directors, unless the           None of the directors of the Florida Corporation are elected
corporation's articles of incorporation provide that               by a voting group and there is no cumulative voting.
directors may be removed only for cause. If a director is
elected by a voting group, only shareholders of that voting        There is no provision in the articles of incorporation of
group may take part in the vote to remove the director. A          the Florida corporation stating that directors may be
director may be removed only if the number of votes cast in        removed only for cause. Moreover, the bylaws of the Florida
favor of removal exceeds the number of votes cast against          corporation specifically provide that directors may be
removal. However, in the event directors are elected by            removed by the shareholders with or without cause at a
cumulative voting, directors may not be removed if the             meeting expressly called for that purpose  by a vote of the
number of votes sufficient to elect the director under             holders of a majority of shares entitled to vote at an
cumulative voting is voted against such removal.                   election of directors.


None of our directors are elected by a voting group and there is no cumulative voting.

Our articles of incorporation do not contain a provision stating that directors may only be removed for cause.
However, our bylaws specifically provide that our directors may be removed with or without cause by the shareholders.

                                            CLASSIFICATION OF THE BOARD OF DIRECTORS

The CBCA permits classification of a corporation's board of        The FBCA also permits classification of a corporation's
directors into one, two or three classes, with each class          board of directors into one, two or three classes, with each
composed of as equal a number of directors as is possible,         class composed of as equal a number of directors as is
if provided for in a corporation's articles of                     possible, if provided for in a corporation's articles of
incorporation. In the event of multiple classes of                 incorporation, in its initial bylaws or in a subsequent
directors, the CBCA provides for staggered terms of two            bylaw adopted by a vote of the shareholders. In the event of
years if there are two classes of directors or three years         multiple classes of directors, the FBCA provides for
if there are three classes of directors.                           staggered terms of two years if there are two classes of
                                                                   directors or three



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
Our articles of incorporation do not provide for multiple          years if there are three classes of directors. The FBCA also
classes of directors. However, they provide that the holders       provides that in the event of multiple classes of directors,
of Series B Preferred Stock are entitled to elect six              any increase or decrease in the number of directors must be
directors to the board of directors, such directors being          apportioned among the classes as to make all classes as
designated as the Series B directors.                              nearly equal in number as possible.

                                                                   Neither the articles of incorporation nor the bylwas of the
                                                                   Florida corporation provide for multiple classes of directors.
                                                                   However, the articles of incorporation provide that the holders of Series B Preferred Stock are entitled to elect six directors to the board of directors, such directors being designated as the Series B directors.

                                           LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

The CBCA provides that a corporation may not authorize any         Under the FBCA, a board of directors may authorize loans,
loan or guaranty for the benefit of any director until at          guarantee any indebtedness or otherwise assist any officer,
least 10 days after providing written notice of the proposed       director or employee of the corporation whenever, in the
authorization to shareholders who would be entitled to vote        judgement of such board of directors, such loan, guarantee
if the issue of the loan or guaranty were submitted to a           or assistance may reasonably be expected to benefit the
vote of the shareholders. The CBCA law permits such loans or       corporation. The FBCA permits such loans, guaranties or
guaranties to be unsecured and without interest.                   assistance to be unsecured and without interest.

                                                     LIABILITY OF DIRECTORS

The CBCA provides that a company may in its articles of            Under the FBCA, a director is not personally liable for
incorporation limit or eliminate the personal liability of a       monetary damages to the corporation, shareholders or any
director to the corporation or to shareholders for monetary        other person for any statement, vote, decision or failure to
damages for breach of his or her fiduciary duty as a               act, regarding corporate management or policy, unless (a)
director, but may not eliminate the personal liability of          the director breached or failed to perform his duties as a
such director for (a) any breach of his or her duty of             director and (b) such breach or failure constitutes (1) a
loyalty to the corporation or to its shareholders, (b) acts        violation of criminal law, unless the director had reasonable
or omissions which are not taken in good faith, which              cause to believe his conduct was lawful or had no reasonable
involve intentional misconduct or a knowing violation of           cause to believe his conduct was unlawful, (2) a transaction
law, (c) voting for or assenting to an unlawful                    from which the director derived an improper personal
distributions, (d) any transaction from which the director         benefit, (3) a circumstance resulting in an unlawful
obtained an improper personal benefit or for (e) any act or        distribution, (4) in a proceeding by or in the right of the
omission which occurred prior to the time this provision of        corporation to procure a judgment in its favor or by or in
the CBCA became effective on July 1, 1994.                         the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5)
The CBCA provides protection for directors and officers from       in a proceeding by or in the right of one other than the
personally liability for any injury to a person or to              corporation or a shareholder, recklessness or an act or
property arising from a tort committed by an employee of the       omission committed in bad faith or with malicious purpose or corporation, unless




                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.

the director or officer was directly involved in the               in a manner exhibiting wanton and willful disregard of human
situation which resulted in the tort or unless such person         rights, safety, or property.
committed a criminal offense in connection with such tort.
                                                                   The articles of incorporation of the Florida corporation
Our current articles of incorporation include a provision          also contain a provision eliminating the personal liability
eliminating the personal liability of each director to the         of directors to the maximum extent permitted by Florida law.
maximum extent permitted by Colorado law.

                                                         INDEMNIFICATION

The CBCA generally permits indemnification of directors for        The FBCA generally permits that a corporation indemnify its
reasonable expenses incurred by them by reason of their            officers, directors, employees and agents against expenses
position with the corporation, if the director has acted in        (including attorneys' fees), judgments, fines and amounts
good faith and with the reasonable belief that his or her          paid in settlement of any proceedings (other than derivative
conduct was in the best interests of the corporation and,          actions), if they acted in good faith and in a manner they
with respect to any criminal action or proceeding, had no          reasonably believed to be in or not opposed to the best
reasonable cause to believe his or her conduct was unlawful.       interests of the corporation and, with respect to any
Indemnification is not permitted in a derivative action if         criminal action or proceeding, had no reasonable cause to
the director is adjudged to be liable to the corporation or        believe their conduct was unlawful. A similar standard is
in any other type of action if the director is adjudged            applicable in derivative actions, except that
liable on the basis that he or she derived an improper             indemnification may be made only for (a) expenses actually
personal benefit.                                                  and reasonably incurred (including attorneys' fees) and
                                                                   certain amounts paid in settlement and (b) in the event the
The CBCA requires that directors be indemnified for their          person seeking indemnification has been adjudicated liable,
reasonable expenses in the event that a director is                amounts deemed proper, fair and reasonable by the
successful in the defense of any proceeding in which the           appropriate court upon application thereto.
director was a party due to his or her status as a director,
unless the articles of incorporation provide otherwise. The        The FBCA requires that to the extent that such officers,
CBCA provides that directors may apply for court-ordered           directors, employees and agents have been successful in
indemnification, unless the articles of incorporation              defense of any proceeding, they must be indemnified by the
provide otherwise. A court may grant such indemnification if       corporation against expenses actually and reasonably
the court determines that (a) the director is entitled to          incurred in connection therewith. The FBCA also provides
mandatory indemnification or if the court determines that          that, unless a corporation's articles of incorporation
(b) the director is entitled to indemnification in view of         provide otherwise, if a corporation does not so indemnify
all relevant circumstances, whether or not the director met        such persons, they may seek, and a court may order,
the standard of conduct required of directors by the CBCA or       indemnification under certain circumstances even if the
whether or not the director was adjudged liable in a               board of directors or shareholders of the corporation have
derivative action or because he or she derived an improper         determined that the persons are not entitled to
personal benefit. In the case of a derivative action or an         indemnification (the articles of incorporation of the Florida
improper personal benefit, indemnification is limited to           Corporation do not provide otherwise). The court may order
reasonable expenses incurred in the legal proceeding and in        indemnification if it determines that the director, officer,
obtaining the court-ordered indemnification.                       employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the
The CBCA provides that officers are entitled to mandatory          relevant circumstances, regardless of whether such person
and court-ordered indemnification to the                           met the standard of conduct required by the FBCA.



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
same extent as directors, unless otherwise provided in the         The bylaws of the Florida corporation provide that all
articles of incorporation. In addition, it permits                 directors, officers, employees and agents of the company
indemnification of an officer, employee, fiduciary, or agent       will be indemnified to the maximum extent permissible by the
who is not a director, to the same or any greater extent           FBCA, or any similar provision of law applicable at the
than the indemnification of a director, if not inconsistent        time.
with public policy, and if provided for in the bylaws, by
action of the board of directors or shareholders or by
contract.

Our current bylaws provide that all directors, officers, employees and agents of our company will be indemnified to the maximum extent permissible by the CBCA, or any similar provision of law applicable at the time.

                                                      OTHER CONSTITUENCIES

Colorado does not have a comparable statutory provision.           The FBCA provides that in discharging their fiduciary duties to the corporation, directors may consider the social,
                                                                   economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation
                                                                   and its subsidiaries operate, and the economy of the state and the nation, in addition to the effect on shareholders.

                                    SHAREHOLDER POWER TO CALL SPECIAL MEETING OF SHAREHOLDERS

Under the CBCA, a special meeting of shareholders may be           Under the FBCA, a special meetings of the shareholders may
called by the board of directors, by persons authorized by         be called by the board of directors, by persons authorized
the bylaws or the board of directors, or by holders of at          by the bylaws or the articles of incorporation, or by
least 10% of all shares entitled to be cast at such a              holders of at least 10% of all shares entitled to be cast on
meeting.                                                           any issue at the special meeting (unless a greater
                                                                   percentage, not to exceed 50%, is specified in the articles
Our bylaws provide that special meetings may be called by          of incorporation).
the board of directors or by the President or the holders of
not less than 10% of all of the shares entitled to vote at         The bylaws of the Florida corporation also provide that
the meeting.                                                       special meetings may be called by the board of directors or by the President or the holders of not less than 10% of all of the shares entitled to vote at the meeting.

                                            ACTION BY SHAREHOLDERS WITHOUT A MEETING

Under the CBCA, any action required or permitted to be taken       Under the FBCA, any action required or permitted to be taken
at a shareholders' meeting may be taken without a meeting if       at a shareholders' meeting may be taken without a meeting if
all of the shareholders entitled to vote thereon consent to        the action is approved by the holders of at least the
such action in writing, unless the articles of incorporation       minimum number of votes with respect to each voting group
require that such action be taken at a shareholders'               entitled to vote thereon that would be required to authorize
meeting. Our articles of incorporation do not provide              such action at a meeting of shareholders, unless otherwise
otherwise.                                                         provided in



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.

Actions taken pursuant to written consent of the                   the articles of incorporation. The articles of incorporation
shareholders are effective as of the date the corporation          of the Florida corporation do not provide otherwise.
receives written consents describing the action taken and
signed by all the shareholders entitled to vote on the             The action may be taken without prior notice. In order to be
action, unless all of the written consents specify another         effective, the corporate action must be evidenced by written
date as the effective date for the action. Any written             consents describing the action taken, signed and dated by
consent may be revoked before the date that the corporation        approving shareholders having the requisite number of votes
receives all the written consents necessary to effect the          of each voting group entitled to vote thereon and delivered
action.                                                            to the corporation. All such written consents must be
                                                                   delivered to the corporation within 60 days of the date of
The CBCA does not require that shareholders who are not            the earliest dated consent. Any written consent may be
entitled to vote on the action voted on by written consent         revoked before the date that the corporation receives the
be notified of the nature of the action taken by written           required number of consents necessary to effect the action.
consent, as is the case under the FBCA.
                                                                   Within ten days of receiving the written consents necessary to effect the action, the corporation must notify those
                                                                   shareholders who have not consented in writing or who are
                                                                   not entitled to vote on the action. The notice should
                                                                   summarize the authorized corporate action and, if dissenters'
                                                                   rights are provided under the FBCA for such corporate
                                                                   action, the notice must also inform eligible shareholders of their right to be paid the fair market value of their shares upon compliance with the provisions of the FBCA for
                                                                   exercising dissenters' rights.

                                                       DISSENTERS' RIGHTS

Under the CBCA, shareholders are entitled to dissenters'           Under the FBCA, shareholders are entitled to dissenters'
rights in the event of most mergers or share exchanges and         rights in the event of (a) the consummation of a plan of
the consummation of a sale, lease, exchange or other               merger, if the shareholder is entitled to vote on the merger
disposition of all, or substantially all, of the property of       or if the corporation is a subsidiary that is merged with
the corporation other than in the usual and regular course         its parent; (b) the consummation of a sale or exchange of
of its business. Such rights are not provided in certain           all of substantially all the assets of a corporation other
circumstances, including when shares of the corporation are        than in the usual and regular course of business; (c)
listed on a national securities exchange registered under          amendments to the articles of incorporation if the
the Securities Exchange Act of 1934, or on a national market       shareholder is entitled to vote on the amendment and if such
system of the National Association of Securities Dealers           amendment would adversely affect the rights or preferences
Automated Quotation System or are held of record by more           of shareholders; (d) consummation of a plan of share
than 2,000 shareholders as of the date set forth in the            exchange to which the corporation is a party as the
CBCA.                                                              corporation the shares of which will be acquired, if the
                                                                   shareholder is entitled to vote on the plan; (e) the
In connection with our reincorporation in Florida our              approval of a control share acquisition pursuant to Florida
common stock shareholders, as well as our Series B Convertible     law; and (f) any corporate action taken, to the extent the
Preferred Stock Shareholders, are entitled to exercise             articles of incorporation provide that a voting or nonvoting
dissenters' rights. Strict compliance with the procedures          shareholder is entitled to dissent and obtain payment for
for exercise of dissenters' rights is required. Dissenting         his shares.
shareholders




                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
must follow closely the procedures described in the summary        Such rights are not provided when shares of the corporation
of dissenters' rights in "Rights of Dissenting Shareholders."      are listed on a national securities exchange, designated as a national market system security on an interdealer
                                                                   quotation system by the National Association of Securities
                                                                   Dealers Automated Quotation System or held of record by more than 2,000 shareholders.

                                             AMENDMENT OF ARTICLES OF INCORPORATION

Under the CBCA, amendments to the articles of incorporation,       The FBCA generally provides that an amendment to the
other than ministerial amendments, which may be authorized         articles of incorporation, other than ministerial
by the directors without shareholder action, may be proposed       amendments, may be proposed by the board of directors and
by the board of directors or by the holders of shares              approved by the shareholders. The board of directors must
representing at least 10% of all of the votes entitled to be       recommend the amendment to the shareholders, unless the
cast on the amendment. The board of directors must recommend       board of directors determines that because of conflict of
the amendment to the shareholders, unless the amendment is         interest or other special circumstances it should make no
being proposed by shareholders, or unless the board                recommendation and communicates the basis for its
determines that because of conflict of interest or other           determination to the shareholders with the amendment. The
special circumstances it should make no recommendation and         board may also condition the submission of the proposed
communicates the basis for its determination to the                amendment to the shareholders on any basis.
shareholders with the amendment. The board may also
condition the submission of the proposed amendment to the          The number of votes required to obtain shareholder approval
shareholders on any basis (such as by requiring a greater          for the amendment to the articles of incorporation varies
number of affirmative votes by shareholder than are                according to the nature of the proposed amendment.
discussed below in order to approve an amendment to the            Typically, shareholder approval of a proposed amendment to
articles of incorporation).                                        the articles of incorporation requires that a greater number of votes be cast in favor of the proposed amendment than
Shareholder approval of a proposed amendment to the articles       against it, unless the articles of incorporation, other
of incorporation requires that a greater number of votes be        provisions of the FBCA or the directors proposing the
cast in favor of the proposed amendment than against it,           amendment require a greater number of affirmative votes.
unless the articles of incorporation, bylaws adopted by the        However, if the proposed amendment involves a change for
shareholders, the directors proposing the amendment or the         which there could be dissenters' rights due to the fact that
shareholders proposing the amendment require a greater             the shareholder would be adversely affected by the amendment
number of affirmative votes.                                       to the articles of incorporation, shareholder approval is
                                                                   based upon an absolute majority of all shares within the
There is also a different voting requirement for                   voting group entitled to vote on the amendment.
corporations like ECOS Group which were already in existence
on July 1, 1994, the date the CBCA went into effect.               The articles of incorporation of the Florida corporation are
Shareholders of these corporations must generally approve an       silent on whether an amendment to the articles of
amendment to the articles of incorporation by two-thirds           incorporation must be approved by a greater number of
vote, unless these corporations had prior to this date             affirmative votes than is currently required by statute.
adopted a provision to their articles of incorporation
calling for a different voting requirement.

Our articles of incorporation contained a provision adopted prior to July 1, 1994 which would have the



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
effect of requiring a majority vote, rather than a two-
thirds vote, for amendments to the articles of
incorporation.

                                                         AMENDMENT OF BYLAWS

The CBCA provides that bylaws may be amended by the board of       The FBCA contains the same provisions governing Amendments to
directors or by the shareholders, unless a particular              bylaws.
provision of the CBCA reserves the power to amend the bylaws
to the shareholders or unless a particular provision of our        The Florida corporation's bylaws do not certain a provision
bylaws expressly prohibits the board of directors from             prohibiting the board of directors from amending the bylaws.
amending the bylaws.                                               Moreover, the Florida corporation's articles of incorporation also permit the board of directors to make, amend or repeal the
Our bylaws do not contain a provision prohibiting our              bylaws, subject to the shareholders' right to repeal such
directors from Amending our bylaws. Moreover, our articles of      bylaws.
incorporation permit the board of directors to make, amend or repeal the bylaws, subject to the shareholders' right to repeal such bylaws.

                                                             DISSOLUTION

Under the CBCA, the board of directors of a corporation may        The FBCA contains the same provisions governing a proposal by
submit a proposal of voluntary dissolution to the                  the board of directors for voluntary dissolution.
shareholders. The board of directors must recommend                The shareholders must then approve the dissolution proposal
dissolution to the shareholders as part of the dissolution         by a majority vote of all votes entitled to be cast on that
proposal, unless the board of directors determines that            proposal, unless the articles of incorporation or the board
because of a conflict of interest or other special                 of directors in making the dissolution proposal require a
circumstances it should make no recommendation and                 greater vote.
communicates the basis for its determination to the
shareholders. The board of directors may condition the             The articles of incorporation of the Florida corporation are
dissolution proposal on any basis. The shareholders must           also silent on the matter of dissolution.
then approve the voluntary dissolution proposal by a
majority vote of all votes entitled to be cast on that             Alternatively, without any action on the part of the board
proposal, unless the articles of incorporation, bylaws             of directors, shareholders may decide to dissolve a
adopted by the shareholders or the board of directors in           corporation by written consent. In this case, the action
making the dissolution proposal require a greater vote.            must be approved by a majority vote of all votes entitled to be cast on that proposal. Within ten days of obtaining the
There is also a different voting requirement for                   written consent of the shareholders, the corporation must
corporations like ECOS Group which were already in existence       notify all other shareholders who did not so consent
on July 1, 1994, the date the CBCA went into effect.               concerning the nature of the action authorized. This notice
Shareholders of these corporations must generally approve a        is required to be sent to shareholders regardless of
voluntary dissolution by two- thirds vote, unless these
corporations had prior to this date adopted a provision to
their articles of incorporation calling for a different
voting requirement.

Our articles of incorporation contained a provision adopted prior to July 1, 1994 which would have the



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
effect of requiring a majority vote, rather than a two-            whether or not they were entitled to vote on the action
thirds vote, to approve a voluntary dissolution.                   authorized.

Under the CBCA, a shareholder may also initiate a proceeding       Under the FBCA, a shareholder may also commence a proceeding
to judicially dissolve a corporation if (a) the directors or       to judicially dissolve a corporation under the same general
those in control of the corporation are deadlocked in the          circumstances as in Colorado, except that the statute does
management of the corporation, (b) the directors have acted        not require that the shareholder voting deadlock carry over
in an illegal, oppressive or fraudulent manner, (c)                into at least two annual meetings.
shareholder are deadlocked in their voting power and have
not been able during at least two consecutive annual meeting dates to elect directors to succeed those whose term have
expired, or if (d) the corporation's assets are being
misapplied or wasted.

                                                    DIVIDENDS AND REPURCHASES

Under the CBCA, the payment of distributions, including the        The FBCA contains similar provisions governing the payment
repurchase of stock, is generally permissible unless after         of distributions. Pursuant to the FBCA, a corporation's
giving effect to the dividend or distribution, the                 repurchase of its own capital stock is deemed to be a
corporation would be unable to pay its debts as they become        distribution.
due in the usual course of business, or if the total assets
of the corporation would be less than the sum of its total         The Florida corporation's articles of incorporation will
liabilities plus the amount that would be needed, if the           also provide that the board of directors may, from time to
corporation were dissolved at the time the dividend was            time, distribute to shareholders in partial liquidation, out
paid, to satisfy the preferential rights of shareholders           of stated capital or capital surplus of the corporation, a
whose preferential rights upon dissolution of the                  portion of our assets, in cash or properties, and, if at the
corporation are greater than those of the shareholders             time the laws of Florida permit, the board of directors may
receiving the dividend.                                            purchase outstanding shares with stated capital or capital surplus of the corporation, subject to the limitations
Our articles of incorporation provide that our Board of            contained in the FBCA.
Directors may, from time to time, distribute to shareholders in partial liquidation, out of stated capital or capital
surplus of the corporation, a portion of our assets, in cash or properties, and, if at the time the laws of Colorado
permit, the Board of Directors may purchase outstanding
shares with stated capital or capital surplus of the
corporation, subject to the limitations contained in the
CBCA.



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
                                    SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN TRANSACTIONS


The CBCA provides that mergers, share exchanges and the            The FBCA contains similar provisions governing the vote
sale, lease, exchange or other disposition of all or               required to obtain shareholder approval for the same
substantially all of a corporation's property, other than in       transactions, except that under the FBCA the articles of
the usual and regular course of business, and voluntary            incorporation, the board of directors recommending the
dissolutions, must be approved by a majority vote of each          transaction or other provisions of the FBCA may require
voting group of shares entitled to vote on such transaction,       a greater affirmative vote.
unless the articles of incorporation, bylaws adopted by the
shareholders or the board of directors recommending the            Shareholder approval is not required for a corporation to
transaction provide for a greater affirmative vote.                sell, lease, exchange or otherwise dispose of all or
                                                                   substantially all of its property in the usual and regular
There is also a different voting requirement for                   course of business, to mortgage or otherwise encumber any or
corporations like ECOS Group which were already in existence       all of its property, whether or not in the usual and
on July 1, 1994, the date the CBCA went into effect.               ordinary course of business, or to transfer any or all of
Shareholders of these corporations must generally approve          its property to a wholly-owned subsidiary regardless of
these types of corporate actions by two-thirds vote, unless        where it was incorporated, unless otherwise provided in the
these corporations had prior to this date adopted a                articles of incorporation.
provision to their articles of incorporation calling for a
different voting requirement.                                      The articles of incorporation of the Florida corporation do not provide otherwise.
Our articles of incorporation contained a provision adopted
prior to July 1, 1994 which would have the effect of
requiring a majority vote, rather than a two- thirds vote,
to approve these types of corporate actions.

Shareholder approval is not required for a corporation to sell, lease, exchange or otherwise dispose of any or all of its property in the usual and regular course of business, to mortgage or otherwise encumber any or all of its property, whether or not in the usual and ordinary course of business, or to transfer any or all of its property to a wholly-owned
Colorado subsidiary, unless otherwise provided in the articles of incorporation.

Our articles of incorporation and bylaws do not provide otherwise.

                                                     MERGER WITH SUBSIDIARY

Under the CBCA, a parent corporation owning at least 90% of        Under the FBCA, a parent corporation may merge with its
the outstanding shares of each class of a subsidiary               subsidiary, without the approval of the shareholders of the
corporation may merge with such subsidiary without the need        parent or subsidiary, where the parent corporation owns at
to obtain the vote of the shareholders of such subsidiary.         least 80% of each class of capital stock of the subsidiary.
If the subsidiary is the surviving corporation, the approval of the shareholders of the parent corporation must be



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
obtained in the manner provided by the CBCA. If the parent
corporation will be the surviving corporation, no vote of
its shareholders will be required if all of the provisions
of the CBCA are complied with.

                                                     AFFILIATED TRANSACTIONS

The CBCA does not contain any provision prohibiting business       The FBCA provides that an "affiliated transaction" with an
combinations with interested shareholders.                         "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested
                                                                   shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding
                                                                   voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers
                                                                   and consolidations to which the corporation and the
                                                                   interested shareholder are parties, (b) sales or other
                                                                   dispositions of substantial amounts of the corporation's
                                                                   assets to the interested shareholder, (c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder,
                                                                   (e) any reclassification of the corporation's securities
                                                                   that has the effect of substantially increasing the
                                                                   percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f)
                                                                   the receipt by the interested shareholder of certain loans or other financial assistance from the corporation. The
                                                                   two-thirds approval requirement does not apply if, among
                                                                   other things: (a) the transaction has been approved by a
                                                                   majority of the corporation's disinterested directors (as
                                                                   defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the
                                                                   corporation's outstanding voting shares for at least five
                                                                   years preceding the transaction, (c) the interested
                                                                   shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f)
                                                                   certain fair price and procedural requirements are
                                                                   satisfied.

                                                                   The articles of incorporation of the Florida corporation
                                                                   contain a clause expressly electing not to be governed by
                                                                   the provisions of the FBCA


                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
                                                                   concerning "affiliated transactions", as is permitted by
                                                                   Section 607.0901(5)(a) of the FBCA.

                                                   CONTROL SHARE ACQUISITIONS


The CBCA does not contain any provision comparable to the          The provisions of the FBCA concerning "control- share
control-share acquisition provisions contained in the FBCA.        acquisitions" provide that a person who acquires "control
                                                                   shares" in an "issuing public corporation" in excess of
                                                                   certain specified thresholds will generally not have any
                                                                   voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. An issuing public
                                                                   corporation is defined as a corporation that has (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3)
                                                                   either (a) more than 10% of its shareholders reside in
                                                                   Florida, (b) more than 10% of its shares are owned by
                                                                   residents of Florida, or (c) 1,000 of its shareholders
                                                                   resident in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for
                                                                   purposes of calculating the percentage or number of
                                                                   residents. After the merger, the Florida corporation will
                                                                   meet the definition of an issuing public corporation and
                                                                   will thus be subject to the provisions of the FBCA
                                                                   concerning control-share acquisitions.

                                                                   The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of all voting power of the corporation, (b) 33% or more but less than a majority of all voting power of the
                                                                   corporation, or (c) a majority or more of all voting power of the corporation.

                                                                   The provisions of the FBCA concerning control share
                                                                   acquisitions do not apply if the acquisition is (a) approved by the corporation's board of directors before the
                                                                   acquisition, (b) pursuant to a pledge or other security
                                                                   interest created in good faith and not for the purpose of
                                                                   circumventing the statute, (c) pursuant to the laws of
                                                                   intestate succession or pursuant to gift or testamentary
                                                                   transfer, (d) pursuant to a statutory merger or share
                                                                   exchange to which the corporation is a party, (e) if the
                                                                   acquisition is consummated before July 2, 1987, (f) if the acquisition is consummated pursuant to a contract existing before July 2, 1987, or (g) if the acquisition is
                                                                   consummated pursuant to any savings, employee




                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
                                                                   stock ownership, or other employee benefit plan of the
                                                                   corporation or any of its subsidiaries or any fiduciary of such plan.

                                                                   The FBCA also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the
                                                                   redemption by the corporation of such acquired shares in
                                                                   certain circumstances. Unless otherwise provided in the
                                                                   corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all
                                                                   shareholders are entitled to exercise dissenters' rights to receive the fair value of their shares.

                                                                   Section 607.0902(5) of the FBCA permits a corporation to
                                                                   include a provision in its articles of incorporation or
                                                                   bylaws, before a control-share acquisition actually takes
                                                                   place, indicating that the provisions of the FBCA concerning control share acquisitions do not apply to control share
                                                                   acquisitions of shares of such corporation. The articles of incorporation or bylaws of the Florida corporation do not
                                                                   contain such a provision. Therefore, the Florida corporation is subject to the provisions of the FBCA concerning
                                                                   control-share acquisitions.

                                                       DERIVATIVE ACTIONS

The CBCA provides that:                                            The FBCA provides that:

o        a person may not bring a derivative action unless         o        a person may not bring a derivative action unless
         the person was a shareholder of the corporation at                 the person was a shareholder of the corporation at
         the time of the challenged transaction or unless                   the time of the challenged transaction or unless
         the stock was transferred to such person thereafter                the stock was transferred to such person thereafter
         by operation of law;                                               by operation of law;

o        if the court finds that an action was brought             o        a complaint in a derivative proceeding must be
         without reasonable cause, the court may require the                verified and allege with particularity the demand
         plaintiff to pay the defendants' reasonable                        made to obtain action by the board of directors and
         expenses attributable to the defense of such                       that the demand was refused or ignored;
         action, exclusive of attorney's fees;
                                                                   o        a court may dismiss a derivative proceeding if, on
o        if the shareholder instituting the action holds                    motion of the corporation, the court finds that a
         less than five percent of the outstanding shares of                committee of independent directors has determined
         any class of such corporation or of voting trust                   in good faith after conducting a reasonable
         certificates therefor, unless the shares or voting                 investigation that the maintenance of the action is
         trust certificates so held have a market value in                  not in the best interests of the corporation;
         excess of twenty-five thousand dollars, the



                ECOS GROUP                                                         ECOS GROUP/FLORIDA, INC.
         corporation in whose right such action is commenced       o        a derivative proceeding may be settled or
         will be entitled at any time before final judgment                 discontinued only with court approval;
         to require the plaintiff to give a security for the
         costs and reasonable expenses which may be incurred       o        the court may award reasonable expenses for
         by the corporation or other parties named as                       maintaining the proceeding, including reasonable
         defendants in the defense of such action, but not                  attorney's fees, to a successful plaintiff or to
         including attorney's fees. If the court then finds                 the person commencing the proceeding who receives
         that the action was instituted without cause, the                  any relief and may require that the person account
         corporation may have recourse to such security in                  for the remainder of any proceeds to the
         the amount determined by the court.                                corporation; however, this provision does not apply
                                                                            to any relief rendered for the benefit of injured
                                                                            shareholders only and limited to a recovery of the
                                                                            loss or damage of the injured shareholders; and

                                                                   o        if the court finds that an action was brought
                                                                            without reasonable cause, the court may require the
                                                                            plaintiff to pay the corporation's reasonable
                                                                            expenses, including reasonable attorney's fees,
                                                                            incurred in defending the proceeding.

                                              REACQUISITION OF STOCK BY CORPORATION

The CBCA provides that a corporation may acquire its own           The FBCA also provides that a corporation may reacquire its
shares and, except in certain circumstances, such shares           own issued and outstanding capital stock, and unless
will constitute authorized but unissued shares. The CBCA           otherwise provided in the articles of incorporation, shares
also provides that if the articles of incorporation prohibit       so acquired constitute authorized but unissued shares of the
the reissuance of acquired shares, (i) the number of               same class but undesignated as to series.
authorized shares is reduced by the number of shares
acquired by the corporation, effective upon amendment to the       The articles of incorporation of the Florida corporation are
articles of incorporation; and (ii) the corporation must           also silent concerning reissuance of acquired shares.
deliver to the Secretary of State of Colorado for filing
articles of amendment to the articles of incorporation which are effective without shareholder action that set forth (a)
the name of the corporation, (b) the reduction in the number of authorized shares, itemized by class and series, and (c)
the total number of authorized shares, itemized by class and series, remaining after the reduction of the shares.

Our current articles of incorporation are silent on the issue of reissuance of acquired shares.


POSSIBLE DISADVANTAGES OF A CHANGE IN DOMICILE

         You should be aware that although under Colorado law shareholder action by written consent requires the unanimous vote of all shareholders entitled to vote on the proposed action, Florida permits shareholder action through majority written consent, unless the articles of incorporation provide otherwise. Moreover, Florida law does not require that all shareholders entitled to vote on a matter be notified or their written consent solicited. As such, a control shareholder can eliminate the need for a shareholder meeting and general solicitation of votes by written consents which are duly signed, dated and delivered to the corporation. In addition, you should be aware that under Colorado law, corporations are required to provide certain shareholders with ten days prior notice before a corporation proceeds to authorize any loan or guaranty for the benefit of any director. In contrast, Florida law does not have any such notice requirement, which means that shareholders will not have an opportunity to consider the advisability of such a loan or guaranty to a director. You should also be advised that whereas under Colorado law amendments to a corporation's articles of incorporation may be proposed by holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment, under Florida law only the board of directors may propose amendments to the articles of incorporation. Also, the Florida corporation will be subject to the provisions of Florida law which provide that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote. This provision may have the effect of delaying, deferring or preventing a change of control of the Florida corporation. However, friendly acquisitions of a corporation are still permitted, without having to comply with shareholder voting requirements, if the board of directors of the corporation approves the acquisition transaction before the control share acquisition occurs. You should also be aware that the FBCA grants immunity by statute to all directors of Florida corporations against having to pay monetary damages in certain cases. In contrast, under Colorado law a corporation may grant immunity to directors from having to pay monetary damages if this immunity is provided for in the company's articles of incorporation. In addition, the scope of immunity from liability is broader for directors of Florida corporations in so far as it limits liability of directors to third parties and not just to the corporation and its shareholders.

TAX CONSEQUENCES OF THE MERGER


     The merger and resulting reincorporation of ECOS Group from Colorado to Florida will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of ECOS Group common stock into the Florida corporation's common stock. Each shareholder whose shares are converted into the Florida corporation's common stock will have the same basis in the common stock of the Florida corporation as such shareholder had in the common stock of ECOS Group held immediately prior to the effective date of the merger. The shareholder's holding period in the Florida corporation's common stock will include the period during which the corresponding shares of ECOS Group common stock were held.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the Florida corporation generally will succeed, without adjustment, to the tax attributes of ECOS Group. Because we are currently based in Florida, we are already qualified to transact business in Florida and we pay Florida corporate income tax. Changing our state of incorporation will not affect the amount of corporate income and other taxes payable.

     PLEASE NOTE: No information is provided in this proxy statement regarding the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

SECURITIES ACT CONSEQUENCES

     The shares of the Florida corporation's common stock to be issued in exchange for shares of ECOS Group common stock are not being registered under the Securities Act of 1933. In that regard, the Florida corporation is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the Florida corporation's articles of incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.


     After the merger, the Florida corporation will be a publicly-held company, the Florida corporation's stock will be listed for trading on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol ECOS, and will file periodic reports and other documents with the Securities and Exchange Commission and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders whose common stock was freely tradeable before the merger will continue to have freely tradeable shares of the Florida corporation's stock after the merger. Shareholders holding restricted shares of common stock will have shares of the Florida corporation's stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of the Florida corporation's common stock will bear the same restrictive legend as appears on their present stock certificates.

     For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, shareholders will be deemed to have acquired their shares of the Florida corporation's common stock on the date they acquired their shares of ECOS Group's common stock.

     In summary, the Florida corporation and its shareholders will be in the same respective positions under the federal securities laws after the merger as were ECOS Group and our shareholders prior to the merger.

                        RIGHTS OF DISSENTING SHAREHOLDERS


     As indicated above under "Comparison of Shareholder Rights Before and After Reincorporation - Dissenters' Rights", common stocks shareholders, as well as Series B Convertible Preferred Stock shareholders, have certain dissenters' rights under Article 113 of the CBCA in connection with the reincorporation of ECOS Group to Florida. Upon strict compliance with the notice and abstention from voting requirements summarized below, shareholders may be entitled, pursuant to Article 113, to receive in cash the fair value of their shares of ECOS Group capital stock. The requirement to abstain from voting is only applicable to shareholders of ECOS Group common stock because they are the only shareholders entitled to vote at the special meeting. However, the agreement and plan of merger provides that even if the reincorporation proposal is approved, the reincorporation by merger may not be completed if any holder of outstanding shares of ECOS Group common stock or Series B Convertible Preferred Stock exercises his or her dissenters' rights to obtain the fair value of his or her shares in cash. If the reincorporation by merger is not completed, we must limit our activities to dissolving ECOS Group.


     The following summary does not purport to be a complete statement of the law relating to dissenters' rights and is qualified in its entirety by Article 113 of the CBCA, a copy of which is attached hereto as Appendix "D". This summary and Article 113 should be reviewed carefully by any shareholder who wishes to exercise dissenters' rights or who wishes to preserve the right to do so, since failure to comply strictly with the procedures set forth in Article 113 will result in loss of such rights. Any shareholder who is considering dissenting should consult their legal advisor.

     ACTIONS TO BE TAKEN BEFORE THE MEETING

     Notice to ECOS Group. A shareholder who wishes to dissent must provide us with a written notice of intent to demand payment for the dissenting shares before the vote on the reincorporation proposal at the special meeting. The notice must reasonably inform us of the identity of the shareholder and of the shareholder's intent to demand payment for the shareholder's shares of common stock if the reincorporation is completed. Neither a vote against the reincorporation nor any proxy directing such vote, nor abstention from voting on the reincorporation will satisfy the requirement for a written notice to us. All such notices should be mailed to ECOS Group, 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016, Attn.: Timothy Gipe.

     No Voting in Favor of Reincorporation. In addition to delivering a written notice of intent to demand payment, each dissenting shareholder must not vote any of his or her shares of common stock in favor of the reincorporation, either by proxy or at the special meeting.

     Exercise of Dissenters' Rights by Record Shareholders. Dissenters' rights must be exercised by the shareholders of record. Thus persons who hold their interest in shares of our common stock through a nominee must require the record shareholder to deliver to us a written notice of intent to demand payment and otherwise to comply with the requirements (including the requirement to cause the record shareholder to refrain from voting in favor of the reincorporation) as to all of the shares of common stock held for such beneficial owner.

     ACTIONS TO BE TAKEN UPON OR AFTER APPROVAL OF THE REINCORPORATION

     Dissenters' Notice. If the reincorporation proposal is authorized at the special meeting, then, within ten days thereafter, we will provide each dissenting shareholder a written notice stating the proposed effective date of the reincorporation, the address where the form for the making of a payment demand must be sent and where the certificate(s) representing their shares of our common stock must be deposited, supplying each dissenting shareholder with a form for the making of a payment demand, informing holders of uncertificated shares to what extent transfers of such shares will be restricted after payment demand is received and setting the date by which all forms for the making of a payment demand and certificates representing the shares of our common stock must be received, which date shall be not less than 30 days after the date of the written notice sent by us to dissenting shareholders after the approval of the reincorporation proposal at the special meeting. Such notice will be accompanied by a copy of Article 13 of the CBCA. Dissenting shareholders must, within the time and according to the procedures set forth in such notice:

     (1) Send us a duly completed form for the making of a payment demand concerning such dissenting shareholder's shares of common stock; and

     (2) Deposit with the party named on such notice the share certificates representing such dissenting shareholder's shares of common stock.

     A shareholder who demands payment retains all rights as a shareholder except the right to transfer shares until the effective date of the proposed transactions giving rise to the shareholder's dissent and only has the right to receive payment for the shares after the effective date of the proposed transactions.

     Unless the reincorporation does not become effective within sixty days of the deadline for payment demands or we do not make payment on such payment demand within sixty days, the delivery of a payment demand and the deposit of certificates representing the dissenting shareholder's shares of common stock are irrevocable.

     Failure to comply strictly with the notice requirements for dissenting shareholders described in this section will cause the loss of dissenters' rights under Article 113 of the CBCA.

     Payment. Upon the effective date of the reincorporation or the receipt of the payment demand, whichever is later, we will pay to all shareholders who have validly exercised their dissenters' rights under Article 113 at the address shown on the form for the making of a payment demand the amount we estimate is the fair value of the dissenting shareholder's shares of common stock plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 13 of the CBCA to dissenting shareholders.

     Notice of Dissatisfaction With Response to Payment Demand. If a shareholder who has validly exercised dissenters' rights under Article 113 of the CBCA believes that (i) the amount offered or paid is less than the fair value of his or her shares of common stock or that the interest was incorrectly calculated;
(ii) we have failed within sixty days to make the payment offered, or (iii) we do not return deposited certificates when required to do so, the dissenting shareholder may give notice to us of the shareholder's estimate of the fair market value of his or her shares of common stock and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting shareholder may reject our offer and demand payment of the fair value of the shares and interest due. Any objection by the dissenting shareholder must be received by us within thirty days after we make or offer payment for the dissenting shareholder's shares of common stock.


     Resolution of Dissenters' Payment Objections. If a dissenter's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, request that a court determine the fair value of the dissenting shareholder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting shareholder the amount set forth in the dissenting shareholder's payment objection. In a proceeding described in this paragraph, the court will appraise the dissenting shareholder's shares of common stock and enter judgment in any amount by which the court finds the value of the dissenting shareholder's shares of common stock, plus interest, exceeds the amount paid by us, or in any amount the court finds to be the fair value, plus interest, of the dissenting shareholder's shares for which we elected to withhold payment under Article 113, section 208. The court will assess costs of the appraisal proceeding against us, except that it may assess costs against dissenters if it finds they acted not in good faith. The court may also assess fees and expenses of experts and counsel against us or against any party which it finds did not comply with requirements or acted not in good faith.


     This summary and the attached copy of Article 113 of the CBCA should be reviewed carefully by any shareholder who wishes to exercise dissenters' rights or who wishes to preserve the right to do so. Failure to comply strictly with all the conditions for asserting rights as a dissenting shareholder, including the time limits referred to herein, will result in loss of such dissenters' rights, and such dissenters' shares of common stock will be entitled only to the payment (consisting of stock of ECOS Group/Florida, Inc. in exchange for share of our common stock), as provided in the agreement and plan of merger.

                                 EFFECTIVE DATE


     The merger will become effective as soon as practicable after approval of the shareholders of ECOS Group common stock is obtained and all other conditions to the merger are satisfied. The merger may be terminated or abandoned at any time prior to its effectiveness by the boards of directors of ECOS Group and/or ECOS Group/Florida, Inc. if either board of directors determines, in its discretion, that consummation of the merger is no longer advisable for any reason, including the exercise of dissenters' rights by any holder of the outstanding shares of ECOS Group. If any holders of the outstanding shares of ECOS Group exercises such dissenters' rights, ECOS Group and/or the Florida Corporation, Inc. may terminate the agreement and plan of merger or proceed with the consummation of the merger.

                                  OTHER MATTERS

     We do not know of any other business that will be presented for consideration at the special meeting. However, if any other business should come before the special meeting, the persons named in the enclosed proxy (or their substitutes) will have discretion to act in accordance with their best judgment.

PROPOSALS FOR 2000 ANNUAL MEETING

     Any shareholder wishing to submit a proposal for inclusion in the proxy statement for the 2000 Annual Meeting, pursuant to the shareholder proposal rules of the Securities and Exchange Commission, should submit the proposal in writing to Timothy R. Gipe, ECOS Group, Inc., 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016. We must receive a proposal prior to March 1, 2000 in order to consider it for inclusion in the 2000 proxy statement.


                   FORWARD LOOKING STATEMENTS AND INFORMATION

     This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify our forward-looking statements by the words "expects," "projects," "estimates," "believes," "anticipates," "intends," "plans," "budgets," "predicts," and similar expressions.

     We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections about ECOS Group and the industry in general. We caution you that these statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. The risks and uncertainties that may affect the operations, performance, development and results of our business include those that were previously discussed in prior filings with the Securities and Exchange Commission. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements.

                                   APPENDIX A

                          Agreement and Plan of Merger

     This Agreement and Plan of Merger, dated February 4, 2000 (the "Agreement"), is entered into between ECOS Group, Inc. an administratively dissolved Colorado corporation, dissolved in 1997 ("ECOS-Colorado"), and ECOS Group/Florida, Inc., a Florida corporation ("ECOS-Florida").

                                    Recitals

     A. ECOS-Colorado has an aggregate authorized capital of 80,000,000 shares, consisting of 75,000,000 shares of common stock, par value $.012 per share ("ECOS-Colorado Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("ECOS-Colorado Preferred Stock"). Of the ECOS-Colorado Preferred Stock authorized, 1,200,000 shares have been designated as Series A Convertible Preferred Stock and 1,000,000 shares have been designated as Series B Convertible Preferred Stock. On the date hereof, there were 31,021,860 shares of ECOS-Colorado Common Stock issued and outstanding and 1,000,000 shares of Series B Convertible Preferred Stock issued and outstanding. No shares of Series A Convertible Preferred Stock are currently outstanding.

     B. ECOS-Florida has an aggregate authorized capital of 80,000,000 shares, consisting of 75,000,000 shares of common stock, par value $.012 per share ("ECOS-Florida Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("ECOS-Florida Preferred Stock"). Of the ECOS-Florida Preferred Stock authorized, 1,200,000 shares have been designated as Series A Convertible Preferred Stock and 1,000,000 shares have been designated as Series B Convertible Preferred Stock. On the date hereof, there were [100] shares of ECOS-Florida Common Stock issued and outstanding and no shares of ECOS-Florida Series A Convertible Preferred Stock and Series B Convertible Preferred Stock issued and outstanding.

     C. The respective Boards of Directors of ECOS-Colorado and ECOS-Florida believe that the best interests of ECOS-Colorado and ECOS-Florida and their respective shareholders will be served by the merger of ECOS-Colorado with and into ECOS-Florida under and pursuant to the provisions of this Agreement and the Colorado Business Corporation Law and the Florida Business Corporation Act.

                                    Agreement

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. ECOS-Colorado shall be merged with and into ECOS-Florida (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of articles of merger, including this Agreement, with the Secretary of State of Colorado in accordance with Article 7-111-105 and Article 7-111-107 of the Colorado Business Corporation Law and the filing of articles of merger, including this Agreement, with the Department of State of Florida in accordance with Section 607.1105 of the Florida Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. ECOS-Florida shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Florida. On the Effective Date, the separate corporate existence of ECOS-Colorado shall cease.

     4. Name Of Surviving Corporation. On the Effective Date, the Articles of Incorporation of ECOS-Florida shall be amended to change the name of ECOS-Florida to "ECOS Group, Inc."

     5. Articles Of Incorporation. Except with respect to the name change amendment, the Articles of Incorporation of ECOS-Florida as it exists on the Effective Date shall be the Articles of Incorporation of ECOS-Florida following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

     6. Bylaws. The Bylaws of ECOS-Florida as they exist on the Effective Date shall be the Bylaws of ECOS-Florida following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

     7. Board of Directors and Officers. The members of the Board of Directors and the officers of ECOS-Colorado immediately prior to the Effective Date shall be the members of the Board of Directors and the officers, respectively, of ECOS-Florida following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Retirement of Outstanding ECOS-Florida Stock. Forthwith upon the Effective Date, each of the [100] shares of the ECOS-Florida Common Stock presently issued and outstanding shall be retired, and no shares of ECOS-Florida Common Stock or other securities of ECOS-Florida shall be issued in respect thereof.

     9. Conversion of Outstanding ECOS-Colorado Common Stock. Forthwith upon the Effective Date, each issued and outstanding share of ECOS-Colorado Common Stock and all rights in respect thereof shall be converted into one fully paid and nonassessable share of ECOS-Florida Common Stock, and each certificate representing shares of ECOS-Colorado Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of ECOS-Florida Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of ECOS-Colorado Common Stock may, at such shareholder's option, surrender the same to ECOS-Florida's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of ECOS-Florida Common Stock as are represented by the ECOS-Colorado certificate(s) surrendered to ECOS-Florida's registrar and transfer agent.


     10. Stock Options, Warrants and Convertible Preferred Stock. Forthwith upon the Effective Date, each stock option, stock warrant, convertible preferred stock and other right to subscribe for or purchase shares of ECOS-Colorado Common Stock shall be converted into a stock option, stock warrant, convertible preferred stock or other right to subscribe for or purchase the same number of shares of ECOS-Florida Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible preferred stock or other right to subscribe for or purchase shares of ECOS-Colorado Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible preferred stock or other right to subscribe for or purchase shares of ECOS-Florida Common Stock.


     11. Rights and Liabilities of ECOS-Florida. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Florida Business Corporation Act and Article 7-111-106 of the Colorado Business Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of ECOS-Colorado and ECOS-Florida shall be vested in ECOS-Florida without reversion or impairment; ECOS-Florida shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of ECOS-Colorado and ECOS-Florida without reversion or impairment; ECOS-Florida shall thenceforth be responsible and liable for all the liabilities and obligations of each of ECOS-Colorado and ECOS-Florida; any claim existing or action or proceeding pending by or against ECOS-Colorado or ECOS-Florida may be continued as if the Merger did not occur or ECOS-Florida may be substituted for ECOS-Colorado in the proceeding; neither the rights of creditors nor any liens upon the property of ECOS-Colorado or ECOS-Florida shall be impaired by the Merger; and ECOS-Florida shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     12. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of ECOS-Colorado and ECOS-Florida at any time prior to the Effective Date, whether before or after approval by the shareholders of either or both of the parties hereto, for any reason, including the exercise of dissenters' rights by any holder of the outstanding shares of ECOS-Colorado Common Stock or ECOS-Colorado Series B Convertible Preferred Stock pursuant to Article 113 of the Colorado Business Corporation Act. If any holder of the outstanding shares of ECOS-Colorado Common Stock or ECOS-Colorado Series B Convertible Preferred Stock exercises such dissenters' rights, ECOS-Colorado and/or ECOS-Florida, Inc. may (i) terminate this Agreement or (ii) proceed with the consummation of the Merger.

     13. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the shareholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of ECOS-Florida, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     14. Registered Office. The registered office of ECOS-Florida in the State of Florida is located at One Southeast Third Avenue, 28th Floor, Miami, Florida 33131, and American Information Services, Inc. is the registered agent of ECOS-Florida at such address.

     15. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of ECOS-Florida at 14505 Commerce Way, Suite 400, Miami Lakes, Florida, 33016. A copy of this Agreement shall be furnished by ECOS-Florida, on request and without cost, to any shareholder of either ECOS-Colorado or ECOS-Florida.

     16. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

     17. Service Of Process. On and after the Effective Date, ECOS-Florida agrees that it may be served with process in Colorado in any proceeding for enforcement of any obligation of ECOS-Colorado or ECOS-Florida arising from the Merger.

     18. Designation of Colorado Secretary of State as Agent for Service of Process. On and after the Effective Date, ECOS-Florida irrevocably appoints the Secretary of State of Colorado as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of ECOS-Colorado or ECOS-Florida arising from the Merger. The Colorado Secretary of State is requested to mail a copy of any such process to ECOS-Florida at 14505 Commerce Way, Suite 400, Miami Lakes, Florida, 33016, Attention: Charles C. Evans.


     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Agreement and Plan of Merger to be executed, by their respective undersigned officers.

                                     ECOS GROUP, INC., a Colorado Corporation

                                     By: /s/ Charles C. Evans
                                        ----------------------------------------
                                     Name:  Charles C. Evans
                                     Title: Chief Executive Officer

                                     ECOS GROUP/FLORIDA, INC., a Florida
                                     Corporation

                                     By: /s/ Charles C. Evans
                                        ----------------------------------------
                                     Name:  Charles C. Evans
                                     Title: Chief Executive Officer

                                   APPENDIX B

                            Articles of Incorporation

                                       of

                            ECOS Group/Florida, Inc.

                               __________________

     The undersigned incorporator, for the purpose of forming a corporation under the Florida Business Corporation Act, adopts the following Articles of
Incorporation:

         First: The name of the corporation is ECOS Group/Florida, Inc. hereinafter called the "Corporation").

         Second:           The period of its duration is perpetual.

         Third: The purposes for which this corporation is organized are to engage in and do any lawful act concerning any and all lawful business which corporations may be organized under the laws of Florida, now or hereinafter in effect.

         Fourth: The corporation is authorized to issue two classes of shares to be designated, respectively, "common stock" and "preferred stock". The total number of shares of common stock authorized to be issued shall be 75,000,000, $.012 par value per share, and the total number of shares of preferred stock authorized to be issued shall be 5,000,000, $.001 par value per share.

                           The shares of preferred stock may be issued from time to time in one or more series. The Board of Directors is authorized to establish from time to time by resolution the number of shares to be included in preferences and relative participating, optional, conversion and other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, conversion rights, voting rights, rights and terms of redemption and liquidation preferences, all to the fullest extent now or hereafter permitted by the corporate laws of the State of Florida; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series.

                           Of the preferred stock authorized, 1,200,000 shares are hereby designated as Series A Convertible Preferred Stock and shall have the rights and preferences set forth in the "Statement of Designations, Powers, Preferences and Rights" attached hereto as Exhibit A.

                           Of the preferred stock authorized, 1,000,000 shares are hereby designated as Series B Convertible Preferred Stock and shall have the rights and preferences set forth in the "Statement of Designations, Powers, Preferences and Rights" attached hereto as Exhibit B.

         Fifth: Cumulative voting of shares of stock is not permitted.

         Sixth: Shareholders shall not have preemptive rights to acquire additional unissued or treasury shares of the corporation.

         Seventh: All lawful restrictions on the sale or other disposition of shares may be placed upon all or a portion or portions of the certificates evidencing the corporation's shares.

         Eighth: Meetings of shareholders may be held at such time and place as the Bylaws shall provide. One-third of the shares entitled to vote represented in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         Ninth: The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Bond of Directors as evidenced by resolutions appearing in the corporation's minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management this corporation shall be free to engage in business in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.

         Tenth: The Board of Directors of the corporation may, from time to time, distribute to the corporation's shareholders in partial liquidation, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or properties, and, if at the time the laws of Florida, so permit, purchase outstanding shares with stated capital or surplus of the corporation, subject to the limitations contained in the Florida Business Corporation Act.

         Eleventh:         Subject to repeal by action of the shareholders, the
                           Board of Directors of this corporation is authorized to adopt, confirm, ratify, alter, amend, rescind, and repeal Bylaws or any portion thereof from time to time.

         Twelfth: No contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially or otherwise interested shall in any way be affected or invalidated by such relationship. Any director of the corporation, individually or any firm with which such director is affiliated, may be a party to or may be financially or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the corporation, or a majority thereof, at or before entering into such contract or transaction; and any director of the corporation who is also a director or officer of such other corporation, or who is so interested in such other entity, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested in such other entity.

         Thirteenth:       When, with respect to any action to be taken by
                           shareholders of this corporation, the Florida
                           Business Corporation Act requires the vote or concurrence of the holders of two-thirds of the outstanding share, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof.

         Fourteenth:       The personal liability of each director of the
                           Corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Florida.

         Fifteenth:        The Corporation expressly elects not to be governed
                           by Sections 607.0901 of the Florida Business
                           Corporation Act relating to affiliated transactions.

         Sixteenth:        The principal office and mailing address of the
                           Corporation is:

                           14505 Commerce Way, Suite 400
                           Miami Lakes, Florida 33016

         Seventeenth:      The name and street address of the Corporation's
                           initial registered office is:

                           American Information Services, Inc.
                           One S.E. Third Avenue, 28th Floor
                           Miami, Florida 33131

         Eighteenth:       The name and street address of the incorporator of
                           the Corporation is:

                           Nidia Perez, Esq.
                           c/o Akerman, Senterfitt & Eidson, P.A.
                           One S.E. Third Avenue, 28th Floor
                           Miami, Florida 33131

         Nineteenth:       The names and street address of the individuals who
                           are to serve as the initial directors of the Corporation are:

                           Charles C. Evans and Timothy R. Gipe
                           14505 Commerce Way, Suite 400
                           Miami Lakes, Florida 33016



         In Witness Whereof, the undersigned has executed these Articles of Incorporation this 3rd day of February, 2000.


                                      /s/ Nidia Perez
                                      ----------------------------------------
                                      Nidia Perez, Esq.
                                      Sole Incorporator

                                    EXHIBIT A

                            ECOS GROUP/FLORIDA, INC.
            STATEMENT OF DESIGNATIONS, POWERS, PREFERENCES AND RIGHTS
                     OF SERIES A CONVERTIBLE PREFERRED STOCK

A.       DIVIDENDS.

         The holders of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), shall be entitled to receive cumulative preferential dividends at the rate of $.0512 per share per annum, payable monthly in cash, out of the assets of ECOS Group/Florida, a Florida corporation (the "Company"), that are by law available for the payment of dividends, or in shares of common stock, $.01 par value per share (the "Common Stock") only when and as declared by the Board of Directors of the Company. In the event that the Company elects to pay any such dividends in the form of Common Stock, for purposes of computing the number of shares of Common Stock to which a holder of one share of Series A Preferred Stock is entitled to receive, one share of Common Stock shall be deemed to have a value equal to the average of the bid and asked price of the Common Stock on the record date with respect to such dividend. So long as any Series A Preferred Stock remains outstanding:

         (a) no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of (i) the Company's Common Stock or any other outstanding common stock of the Company or
(ii) any other class of stock or series thereof ranking junior ro the Series A Preferred Stock in the payment of dividends; and

         (b) no shares of Common Stock and no shares of any other class of stock or series, thereof ranking junior to the Series A Preferred Stock is the payment of dividends shall be redeemed or purchased by the Company or any subsidiary thereof; and

         (c) no moneys, funds or other assets shall be paid to or made available for sinking fund for the redemption or purchase of any shares of: (i) Common Stock or (ii) any other class of stock or series thereof ranking junior to the Series A Preferred Stock in the payment of dividends;

unless, in each instance, full dividends on all outstanding shares of Series A Preferred Stock (i) for all past dividend periods shall have been paid and (ii) for the then current calendar year shall have been paid or declared and set aside for payment.

         Dividends upon shares of Series A Preferred Stock shall commence to accrue and be cumulative from the date of issue thereof. Such dividends shall be deemed to accrue from day to day regardless of whether o not the Company shall have funds or assets available for the payment of such dividends, but accumulation of dividends on shares of Series A Preferred Stock shall not bear interest.

B.       VOTING RIGHTS.

         The holders of Series A Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose.

C.       CONVERSION RIGHTS.

         The shares of Series A Preferred Stock shall be convertible, at the option of the holders thereof upon ten days' written notice to the Company at any time after May l, 1995 at the office of any duly appointed transfer agent for the Series A Preferred Stock and at such other office or offices, if any, as the Board of Directors of the Company may determine, into fully paid and non-assessable shares of Common Stock at a conversion rata of twelve shares of Common Stock for each share of Series A Preferred Stock tendered by the holder for conversion.

         Before any holder of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock into Common Stock, he shall surrender the certificate or certificates for such Series A Preferred Stock, at any office hereinabove mentioned, which certificate or certificates shall be duly endorsed to the Company or in blank or accompanied by proper instruments of transfer to the Company or in blank, unless the Company shall waive such requirement, and shall give written notice to the Company at any of said offices that he elects so to convert said Series A preferred Stock, and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued.

         The Company will, as soon as practicable after such surrender of certificates for Series A Preferred Stock accompanied by the written notice and the statement above prescribed, issue and deliver at the office of any transfer agent appointed as aforesaid, or at such other office or offices, if any, to the person for whose account such Series A Preferred Stock was so surrendered or to his nominee or nominees, certificates for the number of shares of Common Stock to which he shall be entitled. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the Series A Preferred Stock to be converted and the rights of the converting holder of the shares of the Series A Preferred Stock as such holder shall cease and the person or persons in whose name or names the certificates for shares of Common Stock upon conversion of such Series A Preferred Stock are to be issued shall be treated for all purposes as the record holder or holders of such Common Stock at the close of business on such date. The Company shall not be required to convert, and no surrender of Series A Preferred Stock shall be effective for that purpose, while the stock transfer books of the Company are closed for any purpose, but the surrender of Series A Preferred Stock for conversion during any period while such books are so closed shall become effective upon conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Series A Preferred Stock was surrendered, and at the conversion rate in effect at the date of such surrender. In the event of any liquidation, dissolution or winding up of the affairs of the Company, all conversion rights of the holders of Series A Preferred Stock shall terminate on the date fixed by resolution of the Board of Directors of the Company, which date shall not be later than 10 days nor earlier than 20 days prior to such liquidation, dissolution or winding up.

         If the Company shall at any time pay a dividend on its Common Stock in Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares by reclassification or otherwise, the conversion rate in effect immediately prior thereto shall be adjusted so that each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of Common Stock that the holder of a share of Series A Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective retroactively to the record date in the case of a dividend and shall become effective on the effective date in the case of a subdivision or combination.

         If the Company shall distribute to all holders of shares of Common Stock any assets (other than any dividend payable solely in cash out of retained earnings), any rights to subscribe or any evidence of indebtedness or other securities of the Company (other than Common Stock), then in each case the conversion rate of the Series A Preferred Stock shall be adjusted so that the same shall take into account the fair market value (as determined in a resolution adopted by the Board of Directors of the Company, which shall be conclusive evidence of such fair market value) of the portion of the assets or evidence of indebtedness or securities so distributed or of such subscription rights applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the record date.

         In case of any capital reorganization or any reclassification of the capital stock of the Company or in the case of the consolidation or merger of the Company with another corporation (other than a merger not involving any reclassification, conversion, or exchange of Common Stock, in which the Company is the surviving corporation), or in case of any sale or conveyance of all or substantially all of the property of the Company, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock (of any class or classes) or other securities or property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock was convertible immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of the Series A Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the conversion rate) shall thereafter be applicable, as near as reasonably practical, in relation to any share of stock or other securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

         Whenever the conversion rate is adjusted as herein provided, the Company shall forthwith file with any transfer agent or agents for the Series A Preferred Stock appointed as aforesaid a certificate signed by the President or one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted conversion rate determined as provided above and in reasonable detail the facts requiring such adjustment. Such transfer agent(s) shall be under no duty to make any inquiry or investigation as to the statements contained in any such certificate or as to the manner in which any computation was made, but may accept such certificate as conclusive evidence of the statements therein contained, and each transfer agent shall be fully protected with respect to any and all acts done or action taken or suffered by it in reliance thereon. No transfer agent in its capacity as transfer agent shall be deemed to have any knowledge with respect to any change of capital structure of the Company unless and until it receives a notice thereof pursuant to the provisions of this paragraph and in default of any such notice each transfer agent may conclusively assume that there has been no such change.

         The Company shall at all times reserve and keep available, out of its authorized and unissued or treasury shares of Common Stock, or other stock or securities deliverable upon conversion pursuant to this section, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall from time to time, in accordance with the laws of Florida, increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued or treasury shares of Common Stock shall not be sufficient to permit the conversion of all the then outstanding Series A Preferred Stock.

         The Company will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the Series A Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

D.       OPTIONAL REDEMPTION.

         The Series A Preferred Stock may be redeemed, in whole or in part, at the option of the Company by resolution of its Board of Directors, at any time and from time to time commencing two years from the date of issuance. The Series A Preferred Stock shall be redeemed at the redemption price of $0.64 per share, plus an amount equal to any dividends accrued and unpaid thereon to the date fixed for redemption.

         In the event that at any time less than all the Series A Preferred Stock outstanding is to be redeemed, the shares to be redeemed may be selected pro rata, or by such other equitable method as may be determined by the Board of Directors of the Company. Notice of any redemption, specifying the time and place of redemption, shall be mailed or caused to be mailed by the Company, addressed to each holder of record of Series A Preferred Stock to be redeemed at his last address as the same appears on the books of the Company, at least 30 days prior to the date designated for redemption. If fewer than all the shares of the Series A Preferred Stock owned by such holder are then to be redeemed, the notice shall also specify the number of shares thereof that are to be redeemed and the numbers of the certificates representing such shares. If such notice of redemption shall have been duly mailed, or irrevocable instructions to effect such mailing shall have been given to the transfer agent or agents for such stock, and if on or before the redemption date named in such notice all funds necessary for such redemption shall have been set aside by the Company in trust for the account of the holders of the shares of Series A Preferred Stock to be redeemed so as to be available therefor, then, from and after the mailing of such notice of the giving of such irrevocable instructions and the setting aside of such funds, notwithstanding that any certificate for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares of Series A Preferred Stock represented thereby shall no longer be deemed outstanding, and the holder of such certificate or certificates shall have with respect to such shares of Series A Preferred Stock no rights in or with respect to the Company except the right to (a) receive the redemption price thereof, without interest, upon the surrender of such certificate or certificates or (b) convert such shares into shares of Common Stock as provided in Section C hereof, and after the date designated for redemption, such shares of Series A Preferred Stock shall not be transferable on the books of the Company.

E.       LIQUIDATION RIGHTS.

         In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holder of any Common Stock or of any stock ranking junior to the Series A Preferred Stock in respect to distribution assets, the holders of the Series A Preferred Stock shall be entitled to receive $0.64 per share, plus an amount equal to any accrued and unpaid dividends on the Series A Preferred Stock to the date fixed for distribution and no more.

         In the event the assets of the Company available for distribution to the holders of shares of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the immediately preceding paragraph, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with or junior to the shares of the Series A Preferred Stock, except that a proportionate distributive amount shall be paid on account of the shares of the Series A Preferred Stock and any other class of shares ranking on a parity with the Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such distribution, liquidation or winding up.

F.       NO SINKING FUND.

         The shares of Series A Preferred Stock shall not be entitled to the benefit of any sinking fund to be applied to the purchase or redemption of such shares.

G.       STATUS OF REDEEMED OR CONVERTED SHARES.

         Any shares of the Series A Preferred Stock that at any time shall have been converted or that shall have been redeemed or that have been otherwise repurchased by the Company, shall after such conversion, redemption or repurchase have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                                    EXHIBIT B

                            ECOS GROUP/FLORIDA, INC.
          STATEMENT OF DESIGNATIONS, POWERS, PREFERENCES AND RIGHTS OF
                      SERIES B CONVERTIBLE PREFERRED STOCK

A.       DIVIDENDS.

         The holders of Series B Convertible Preferred Stock (the "Series B Preferred Stock") shall not be entitled to receive cash dividends.

B.       VOTING RIGHTS.

         The holders of Series B Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company except with respect to the election of directors as described below or as otherwise required by law. With respect to the election of directors the holders of the Series B Preferred Stock shall be entitled to elect six directors to the Company's Board of Directors, such directors being designated as the Series B Directors. In the event of a vacancy among the Series B Directors, the holders of the Series B Preferred Stock or the remaining Series B Directors shall have the authority to appoint a replacement for the unexpired term of the Series B Director whose vacancy is being filled. A Series B Director may be removed only upon a vote of the holders of a majority of the shares of Series B Preferred Stock.

C.       CONVERSION.

         (I) Subject to any adjustment as described in Section C(VII), below, if the Company's consolidated earnings before debt, interest, and income and franchise taxes ("EBIT") shall exceed $1,000,000 for a fiscal year of the Company, commencing with the fiscal year ending March 31, 1997, then 150,000 shares of the Series B Preferred Stock shall be automatically converted to 1,500,000 shares of the Company's Common Stock, par value $.01 per share. If for any such fiscal year the Company's consolidated EBIT is in excess of $1,000,000 then one additional share of Series B Preferred Stock shall be converted into 10 shares of Common Stock for each $10.00 of such EBIT in excess of $1,000,000, up to an additional 100,000 shares of Series B Preferred Stock in any one fiscal year. If the Company's consolidated EBIT is $3,000,000 or more in any fiscal year, then an additional 250,000 shares of Series B Preferred Stock, or the amount of the Series B Stock then remaining unconverted, if less, shall be converted into Common Stock at the rate of 10 shares of Common Stock for each share of Series B Preferred Stock. Any such EBIT in a given fiscal year which is in excess of the amount that can be used to cause the foregoing conversion shall be carried forward to the next fiscal year or years and combined with the Company's consolidated EBIT for such next fiscal year or years.

         (II) EBIT shall be determined to be the Company's then regularly retained outside auditors who prepare the Company's financial statements.

         (III) The date of conversion shall be the day on which the Company files it consolidated financial statements with the Securities and Exchange Commission (the "SEC") under cover of Form 10-K or Form 10-KSB or any substitute or replacement form adopted by the SEC and applicable to the Company.

         (IV) Except as provided in Section C(V), below, anything else in this Statement of Designations, Powers, Preferences and Rights to the contrary notwithstanding, all of the Series B Preferred Stock shall automatically expire and be canceled if not converted on or before the date the Company files of its consolidated financial statements in its Form 10-K or 10-KSB for the fiscal year ended March 31, 2000.

         (V) If the Company should change its fiscal year while any of the Series B Preferred Stock remains outstanding, the provisions in Sections C(I) and (IV), above, shall be applicable beginning with the first full fiscal year ending after the short fiscal year used to make the change of the Company's fiscal year and the last fiscal year shall be the first full fiscal year ending after March 31, 2000.

         (VI) Conversion of the Series B Preferred Stock shall be allocated pro rata as equally as possible among the holders of such stock in proportion to their holdings, each fractional share of the Series B Preferred Stock being converted being rounded up to the nearest one-tenth of a share.

         (VII) If the Company shall at any time pay a dividend on its Common Stock in Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares by reclassification or otherwise, the conversion rate in effect immediately prior thereto shall be adjusted so that each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of Common Stock that the holder of a share of Series B Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share of Series B Preferred Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective retroactively to the record date in the case of a dividend and shall become effective on the effective date in the case of a subdivision or combination.

         If the Company shall distribute to all holders of shares of Common Stock any assets (other than any dividend payable solely in cash out of retained earnings), any rights to subscribe or any evidence of indebtedness or other securities of the Company (other than Common Stock), then in each case the conversion rate of the Series B Preferred Stock shall be adjusted to take into account the fair market value (as determined in a resolution adopted by the Board of Directors of the Company, which shall be conclusive evidence of such fair market value) of the portion of the assets or evidence of indebtedness or securities so distributed or of such subscription rights applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the record date with respect to such distribution.

         In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a merger not involving any reclassification, conversion, or exchange of Common Stock to which the Company is the surviving corporation), or in case of any sale or conveyance of all or substantially all of the assets of the Company, each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock (of any class or classes) or other securities or assets receivable upon such capital reorganization, reclassification, consolidation, merger, sale or conveyance, as the case may be, by a holder of the number of shares of Common Stock into which such share of Series B Preferred Stock was convertible immediately prior to such capital reorganization, reclassification, consolidation, merger, sale or conveyance is entitled; and, in any case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of the Series B Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the conversion rate) shall thereafter be applicable, as near as reasonably practical, in relation to any share of stock or other securities or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

         Whenever the conversion rate is adjusted as herein provided, the Company shall forthwith send a written notice of the new conversion rate to each record holder of the Series B Preferred Stock and shall file with any transfer agent or agents for the Series B Preferred Stock appointed as the Board of Directors may have determined a certificate signed by the Chairman, President or one of the Vice Presidents of the Company and by its Treasurer, Secretary or an Assistant Secretary or Assistant Treasurer, stating the adjusted conversion rate determined as provided above and in reasonable detail the facts requiring such adjustment. Such transfer agent(s) shall be under no duty to make any inquiry or investigation as to the statements contained in any such certificate or as to the manner in which any computation was made, but may accept such certificate as conclusive evidence of the statements therein contained, and each transfer agent shall be fully protected with respect to any and all acts done or action taken or suffered by it in reliance thereon. No transfer agent in its capacity as transfer agent shall be deemed to have any knowledge with respect to any change of capital structure of the Company unless and until it receives a notice thereof pursuant to the provisions of this paragraph and in default of any such notice each transfer agent may conclusively assume that there has been no change.

         The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, or other stock or securities deliverable upon conversion pursuant to this section, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such of number of shares as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock from time to time outstanding. If necessary to comply with the foregoing, the Company shall from time to time, in accordance with the laws of Florida, seek approval from its shareholders to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all the then outstanding Series B Preferred Stock.

         The Company will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Company shall not however, be required to pay any tax which may be due in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the Series B Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

D.       CERTIFICATES FOR COMMON STOCK.

         After the date of conversion and upon surrender of their Series B Preferred Stock certificates to an office of a duly appointed transfer agent of the Company for the Series B Preferred Stock, the holders thereof shall be entitled to receive certificates for their Common Stock. Notwithstanding the failure of any holder of Series B Preferred Stock to tender his certificate or certificates for certificates of Common Stock, the untendered certificates for Series B Preferred Stock shall after the date of conversion represent the appropriate numbers of shares of converted Common Stock.

E.       LIQUIDATION RIGHTS.

         In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holder of any Common Stock or of any stock ranking junior to the Series B Preferred Stock in respect to distribution of assets, the holders of the Series B Preferred Stock shall be entitled to receive $0.75 per share. The Company's Series A Convertible Preferred Stock shall rank senior to the Series B Preferred Stock in any such distribution.

         In the event the assets of the Company available for distribution to the holders of shares of the Series B Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the immediately preceding paragraph, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with or junior to the shares of the Series B Preferred Stock, except that a proportionate distributive amount shall be paid on account of the shares of the Preferred B Stock and any other class of shares ranking on a parity with the Series B Preferred Stock, ratably, in proportion to the full distribution, liquidation or winding up.

F.       STATUS OF CONVERTED SHARES.

         Any shares of the Series B Preferred Stock that shall have been converted shall after such conversion have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

G.       BY-LAWS.

         In the event that any term or provision of the By-Laws of the Corporation shall conflict with a term or provision of this Statement of Designations, Powers, Preferences and Rights of Series B Convertible Preferred Stock (the "Statement"), this Statement shall control.

                                   APPENDIX C

                                     Bylaws

                                       of

                            ECOS Group/Florida, Inc.

                                ________________

                                    Article I
                                     Offices

         1.1 PRINCIPAL OFFICE: The principal office of the corporation shall initially be at Miami Lakes, Florida, but the Board of Directors, in its discretion, may keep and maintain offices wherever the business of the corporation may require.

         1.2 REGISTERED OFFICE AND AGENT: The corporation shall have and continuously maintain in the State of Florida, a registered office, which may be the same as its principal office, and a registered agent whose business office is identical with such registered office. The initial registered office and the initial registered agent are specified in the Articles of Incorporation. The corporation may change its registered office or change its registered agent, or both, upon filing a statement as specified by law in the office of the Secretary of State of Florida.

                                   Article II
                            Meetings of Shareholders

         2.1 TIME AND PLACE: Any meeting of the shareholders may be held at such time and place, within or outside the State of Florida, as may be fixed by the Board of Directors or as shall be specified in the notice of the meeting or waiver of notice of the meeting.

         2.2 ANNUAL MEETING: The annual meeting of the shareholders shall be held at the principal offices of the corporation at 3:00 o'clock P.M. on the third Thursday in June of each year, beginning in the year 1987, or at such other place or date as the Board of Directors may determine.

         2.3 SPECIAL MEETINGS: Special meetings of the shareholders, for any purpose or purposes, may be called by the President, the Board of Directors, or the holders of not less than one tenth of all of the shares entitled to vote at the meeting.

         2.4 RECORD DATE: For the purpose of determining shareholders entitled to notice of, or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as of the record date for any such determination of shareholders. The record date may not be fixed more than fifty and, in the case of a meeting of the shareholders, not less than ten days before the date of the proposed action, except when it is proposed that the authorized shares be increased, in which case the record date shall be set not less than thirty days before the date of such action.

         2.5 VOTING LIST: At least ten days before each meeting of shareholders, the Secretary of the corporation shall make a complete list of the shareholders entitled to vote at such meeting, or any adjournment of such meeting, which list shall be arranged in alphabetical order and shall contain the address of and number of shares held by each shareholder. This list shall be kept on file at the principal office of the corporation for a period of ten days prior to such meeting, shall be produced and kept open at the meeting, and shall be subject to inspection by any shareholder for any purpose germane to the meeting during usual business hours of the corporation and during the whole time of the meeting.

         2.6 NOTICES: Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting unless it is proposed that the authorized shares be increased in which case at least thirty days notice shall be given. Notice shall be given either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation. If delivered personally, such notice shall be deemed to be delivered when handed to the shareholder or deposited at his address as it appears on the stock transfer books of the corporation.

         2.7 QUORUM: Except as otherwise provided by law, one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders. If a quorum shall not be present or represented, the shareholders present in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, for a period not to exceed sixty days at any one adjournment, until the number of shares required for a quorum shall be present. At any such adjourned meeting at which a quorum is represented, any business may be transacted which might have been transacted at the meeting originally called. The shareholders present or represented at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to lease less than a quorum.

         2.8 VOTING: Except as otherwise provided herein or by law, all matters shall be decided by a vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter. Each outstanding share shall be entitled to one vote on such matters submitted to a vote of the shareholders. A shareholder may vote either in parson or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Voting shall be oral, except as otherwise provided by law, but shall be by written ballot if such written vote is demanded by any shareholder present in person or by proxy and entitled to vote.

         2.9 WAIVER: Whenever law or these bylaws require a notice of a meeting to be given, a written waiver of notice signed by a shareholder entitled to notice, whether before, at, or after time stated in the notice, shall be equivalent to the giving of notice. Attendance of a shareholder in person or by proxy at a meeting constitutes a waiver of notice of a meeting, except where a shareholder attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         2.10 ACTION BY SHAREHOLDERS WITHOUT A MEETING: Any action required to or which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to such action. Such consent may be executed in counterparts and shall be effective as of the date of the last signature thereon.

                                   Article III
                                    Directors

         3.1 AUTHORITY OF BOARD OF DIRECTORS: The business and affairs of the corporation shall be managed by a Board of Directors which shall exercise all the powers of the corporation, except as otherwise provided by Florida law or the Articles of Incorporation of the corporation.

         3.2 NUMBER: The number of directors of this corporation shall, in no case, be less than three. Subject to such limitation and the Articles of Incorporation, the number of directors shall be fixed by resolution of the Board of Directors, and may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director.

         3.3 QUALIFICATION: Directors shall be natural persons at the age of eighteen years or older, but need not be residents of the State of Florida or shareholders of the corporation.

         3.4 ELECTION: The Board of Directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose.

         3.5 TERM: Each director shall be elected to hold office until the next annual meeting of shareholders and until his successor shall have elected and qualified.

         3.6 REMOVAL AND RESIGNATION: Any director may be removed at a meeting expressly called for that purpose, with or without cause, by a vote of the holders of the majority of shares entitled to vote at any election of directors. Any director may resign at any time by giving written notice to the President or to the Secretary, and acceptance of such resignation shall not be necessary to make it effective unless the notice so provides.

         3.7 VACANCIES: Any vacancy occurring on the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority, though less than a quorum, of the remaining directors. A director elected to fill a vacancy shall hold office during the unexpired term of his predecessor in office. A director elected to fill a position resulting from an increase in the Board of Directors shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

         3.8 MEETINGS: A regular meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of shareholders. No notice of this meeting of the Board of Directors need be given. The Board of Directors, or any committee designated by the Board of Directors, may, by resolution, establish a time and place for additional regular meetings which may thereafter be held without further notice. Special meetings of the Board of Directors, or any committee designated by the Board of Directors, may be called by the President or any two members of the Board of Directors or of such committee.

         3.9 NOTICES: Notice of a special meeting stating the date, hour and place of such meeting shall be given to each member of the Board of Directors, or committee of the Board of Directors, by the Secretary, the President or the members of the Board of such committee calling the meeting. The notice may be deposited in the United States mail at least seven days before the meeting addressed to the director at the last address he has furnished to the corporation for his purpose, and any notice so mailed shall be deemed to have been given at the time it is mailed. Notice may also be given at least two days before the meeting in person, or by telephone, prepaid telegram, telex, cablegram or radiogram, and such notice shall be deemed to have been given at the time when the personal or telephone conversation occurs, or when the telegram, telex, cablegram or radiogram is either personally delivered to the director or delivered to the last address of the director furnished to the corporation by him for this purpose.

         3.10 QUORUM: Except as provided in Section 3.7 of these bylaws, a majority of the number of directors fixed in accordance with these by laws shall constitute a quorum for the transaction of business at all meetings of the Board of Directors. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically required by law.

         3.11 WAIVER: A written waiver of notice signed by a director entitled to notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of notice. Attendance of a director at a meeting constitutes a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         3.12 ATTENDANCE BY TELEPHONE: Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

         3.13 ACTION BY DIRECTORS WITHOUT A MEETING: Any action required to or which may be taken at a meeting of the Board of Directors, executive committee, or other committee of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, executive or other committee members entitled to vote with respect o the proposed action. Such consent may be executed in counterparts and shall be effective as of the date of the last signature thereon.

                                   Article IV
                                   Committees

         4.1 EXECUTIVE AND OTHER COMMITTEES AUTHORIZED: The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate from along its members an executive committee and one or more other committees each of which, to the extent provided in the resolution, shall have all of the authority of the Board of Directors. The Board of Directors may provide by resolution such powers, limitations and procedures for such committees as the Board deems advisable. However, no such executive or other committee shall have the authority of the Board of Directors in reference to amending the Articles of incorporation, adopting a plan or merger or consolidation, recommending to the shareholders the sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending these bylaws.

                                    Article V
                                    Officers

         5.1 NUMBER AND ELECTION: The officers of the corporation shall be a President, a Secretary and a Treasurer, who shall be elected by the Board of Directors. In addition, the Board of Directors may elect one or more Vice Presidents and the Board of Directors or the President may appoint one Assistant Secretaries or Assistant Treasurers, and such other subordinate officers as he shall deemed necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the President. Any two or more offices may be held by the same person, except the offices of President and Secretary. The officers of the corporation shall be natural persons of the age of eighteen years or older.

         5.2 PRESIDENT: The President shall be the Chief Operating Officer of the corporation and shall preside at all meetings of shareholders and of the Board of Directors. Subject to the direction and control o the Board of Directors. subject to the direction and control of the Board of Directors, he shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He may execute contracts, deeds and other instruments on behalf of the corporation as is necessary and appropriate. He shall perform such additional functions and duties as are appropriate. He shall perform such additional functions and duties as are appropriate and customary for the office of the President and as the Board of Directors may prescribe from time to time.

         5.3 VICE PRESIDENT: The Vice President, or, if there shall be more than one, the Vice Presidents int he order determined by the Board of Directors, shall be the officer(s) next in seniority after the President. Each Vice President shall also perform such prescribed by the Board of Directors or President. Upon the death, absence or disability of the President, the Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall perform the duties and exercise the powers of the President.

         5.4 SECRETARY: The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, keep the minutes of such meetings have charge of the corporate seal and stock records, be responsible for the maintenance of all corporate records and files and the preparation and filing of reports to governmental agencies, other than tax returns, have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, it may be attested by his signatures), and perform such other functions and duties as are appropriate and customary for the office of Secretary as the Board of Directors or the President may prescribe from time to time.

         5.5 ASSISTANT SECRETARY: The Assistant Secretary, or, if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors or the President, shall, in the death, absence or disability of the Secretary or in case such duties are specifically delegated to him by the Board of Directors, President or Secretary, perform the duties and exercise the powers of the Secretary and shall, under the supervision of the Secretary, perform such other duties and have such other powers as may be prescribed from time to time by the Board of Directors or the President.

         5.6 TREASURER: The Treasurer shall have control of the funds and the care and custody of all stocks, bonds and other securities owned by the corporation and shall be responsible for the preparation and filing of tax returns. He shall receive all moneys paid to the corporation and shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in its name and on its behalf, and give full discharge for the same. He shall also have charge of disbursement of the funds of the corporation, shall keep full and accurate records of the receipts and disbursements, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Board of Directors. He shall perform such other duties and have such other powers as are appropriate and customary for the office of Treasurer as the Board of Directors or President may prescribe from time to time.

         5.7 ASSISTANT TREASURER: The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors or the President, shall, in the death, absence or disability of the Treasurer or in case such duties are specifically delegated to him by the Board of Directors, President or Treasurer, perform such other duties and have such other powers as the Board of Directors or the President may prescribed from time to time.

         5.8 REMOVAL AND RESIGNATION: Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any officer appointed by the President may be removed at any time by the Board of Directors or the President. Any officer may resign at any time by giving written notice of his resignation to the President or to the Secretary, and acceptance of such resignation shall not be necessary to make it effective, unless the notice an provides. Any vacancy occurring in any other office of the corporation may be filled by the President for the unexpired portion or the term.

         5.9 COMPENSATION: Officers shall receive such compensation for their services as may be authorized or ratified by the Board of Directors. Election or appointment of an officer shall not of itself create a contract right to compensation for services performed as such officers.

                                   Article VI
                                      Stock

         6.1 CERTIFICATES: Certificates representing shares of the capital stock of the corporation shall be in such form as may be approved by the Board of Directors and shall be signed by the President or any Vice President and by the Secretary or an Assistant Secretary. All certificates shall be consecutively numbered and the names of the owners, the number of the shares and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face (a) that the corporation is organized under the laws of the State of Florida, (b) the name of the person to whom issued, (c) the number of shares which the certificate represents, (d) the par value, if any, of each share represented by the certificate, and (e) any restrictions placed upon the transfer of the shares represented by the certificate.

         6.2 FACSIMILE SIGNATURE: Where a certificate is signed (1) by a transfer agent other than the corporation or its employee, or (i) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any certificate, shall cease to be such officer, transfer agent, or registrar, whether because of death, resignation or otherwise, before the certificate is issued by the corporation, is may nevertheless be issued by the corporation with the same affect as if he were such officer, transfer agent or registrar at the date of issue.

         6.3 TRANSFERS OF STOCK: Transfers of shares shall be made on the books of the corporation only upon presentation of the certificate or certificates representing such shares properly endorsed by the person or persons appearing upon the face of such certificate to be the owner, or accompanied by a proper transfer or assignment separate from the certificate, except as may otherwise be expressly provided by the statutes of the State of Florida or by order of a court of competent jurisdiction. The officers or transfer agents of the corporation may, in their discretion, require a signature guaranty before making any transfer. The corporation shall be entitled to treat the person in whose name any shares of stock are registered on its books as the owner of those shares for all purposes, and shall not be bound to recognize any equitable or other claim or interest in the shares on the part of any other person, whether or not the corporation shall have notice of such claim or interest.

                                   Article VII
                                 Indemnification

         7.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHERS: Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation, or is or was at any time since the inception of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan, shall be indemnified by the corporation to the full extent permitted by the Florida Business Corporation Act (or any similar provision or provisions of applicable law at the time in effect). Any such indemnification, however, shall be made by the corporation only as authorized in the specific case upon a determination that such indemnification is property in the circumstances because such director, officer, employee, or agent has met the applicable standard of conduct set forth in such subsections (or such similar provision or provisions), such determination t be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding in question, (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders, PROVIDED that to the extent such director, officer or employee has been successful on the merits or otherwise in defense of such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by him in connection therewith without necessity of such determination).

         7.2 CONSTITUTIONAL ADVANCE OF EXPENSES: Expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the corporation unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

         7.3 INDEMNIFICATION NOT EXCLUSIVE: The indemnification provided in this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         7.4 INSURANCE: By action of the Board of Directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the Board may deem appropriate, on behalf of any person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his statues as such, whether or not the corporation would have the power to indemnify him against such liability under applicable provisions of law.

                                  Article VIII
                                  Miscellaneous

         8.1 CORPORATE SEAL: The Board of Directors may adopt a seal which shall be circular in form and shall bear the name of the corporation and the words "Seal" and "Florida" which, when adopted, shall constitute the corporate seal of the corporation. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, manually reproduced, or rubber stamped with indelible ink.

         8.2 FISCAL YEAR: The Board of Directors may, by resolution, adopt a fiscal year for this corporation.

         8.3 AMENDMENT OF BYLAWS: These bylaws may at any time and from time to time be amended, supplemented or repealed by the Board of Directors.

         We, being the Directors of ECOS Group/Florida, Inc., do hereby certify that we have, effective the 3rd day of February, 2000, adopted these Bylaws as and for the Bylaws of this corporation.

                                           /s/ Charles C. Evans
                                           -------------------------------------
                                           Charles C. Evans

                                           /s/ Timothy R. Gipe
                                           -------------------------------------
                                           Timothy R. Gipe

                                   APPENDIX D

                        Colorado Business Corporation Act

                                   Article 13

                               Dissenters' Rights

7-113-101.  DEFINITIONS

For purposes of this article:

         (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

         (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

         (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  RIGHT TO DISSENT

         (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the corporation is a party if:

                           (I) Approval by the shareholders of that corporation
is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                           (II) The corporation is a subsidiary that is merged
with its parent corporation under section 7-111-104;

                  (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

                  (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

                  (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

                  (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

                  (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders, meeting at which the corporate action is submitted to a vote;

                  (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

                  (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

                  (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

                  (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

                  (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

                  (c) Cash in lieu of fractional shares; or

                  (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

         (2) (Deleted by amendment, L. 96, p. 1321,ss.30, effective
June 1, 1996.)

                  (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

         (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

         (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

                  (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                  (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201.  NOTICE OF DISSENTERS' RIGHTS

         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT


         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

                  (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

                  (b) Not vote the shares in favor of the proposed corporate action.

         (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  DISSENTERS' NOTICE

         (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

                  (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

                  (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

                  (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

                  (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

                  (f) State the requirement contemplated in section 7-113-103
(3), if such requirement is imposed; and

                  (g) Be accompanied by a copy of this article.

7-113-204.  PROCEDURE TO DEMAND PAYMENT

         (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

                  (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

                  (b) Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

         (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.  UNCERTIFICATED SHARES

         (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  PAYMENT

         (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

         (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

                  (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

                  (b) A statement of the corporation's estimate of the fair value of the shares;

                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

                  (e) A copy of this article.

7-113-207.  FAILURE TO TAKE ACTION

         (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208.  SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF
            PROPOSED CORPORATE ACTION

         (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters, rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

         (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

                  (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

                  (b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

                  (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

         (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.  COURT ACTION

         (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current records of shareholder holding the dissenter's shares, or as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.  COURT COSTS AND COUNSEL FEES

         (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

                  (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                ECOS Group, Inc.

[X]      Please mark votes
         as in this Example

                         Special Meeting of Shareholders
                           Tuesday, February 22, 2000

         The undersigned appoints Charles C. Evans and Timothy R. Gipe as agents to vote all shares of common stock of ECOS Group, Inc., an administratively dissolved Colorado corporation, dissolved in 1997, that the undersigned is entitled to vote at the special meeting of shareholders, to be held at 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016, on Tuesday, February 22, 2000, at 2:00 p.m., Eastern Time, and at any adjournments. As more fully described in the proxy statement for the special meeting, such persons (or their substitutes) are directed to vote as indicated on this card and are authorized to vote in their discretion upon any other business that properly comes before the special meeting.

OUR BOARD OF DIRECTORS IS SOLICITING THIS PROXY.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

Proposal 1.       Approval of the Reincorporation in Florida.

                  [ ]  FOR              [ ]  AGAINST                [ ]  ABSTAIN

IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Please detach this proxy card and sign, date and mail it in the postage-paid envelope provided.

The undersigned shareholder acknowledges receipt from ECOS Group, Inc., prior to the execution of this proxy, of a notice of the meeting and a proxy statement dated February 9, 2000.

                                Date: ____________________________

             Shareholder's Signature: ____________________________

Signature of Co-shareholder (if any): ____________________________

Please sign exactly as your name appears on this card. When signing on behalf of a corporation, estate, trust or another shareholder, please give such entity's full name and your full title.

                              PLEASE ACT PROMPTLY.

                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY.